UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Vinita K. Paul, Vice President and Chief Compliance Officer

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Fredrick G. Lautz; Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL

REPORT

December 31, 2013

Select Value Fund

Value Plus Fund

Value Fund

International Value Fund

TABLE OF CONTENTS

A MESSAGE FROM OUR FOUNDER	1

THE HEARTLAND FAMILY OF EQUITY FUNDS

Table of Investment Results	2

THE HEARTLAND FAMILY OF EQUITY FUNDS

Growth of a Hypothetical $10,000	3

HEARTLAND SELECT VALUE FUND

Management’s Discussion of Fund Performance	4

HEARTLAND VALUE PLUS FUND

Management’s Discussion of Fund Performance	6

HEARTLAND VALUE FUND

Management’s Discussion of Fund Performance	8

HEARTLAND INTERNATIONAL VALUE FUND

Management’s Discussion of Fund Performance	10

THE HEARTLAND FAMILY OF EQUITY FUNDS

Additional Fund Characteristics	12

FINANCIAL STATEMENTS

Schedules of Investments	13
Schedule of Open Futures Contracts	19
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	29

ADDITIONAL INFORMATION

Federal Income Tax Information	39
Expense Examples	39
Other Information	40
Information Regarding Executive Officers & Directors	41
Definitions and Disclosures	43

A MESSAGE FROM OUR FOUNDER

Dear Fellow Shareholders:

Do you remember all of the fuss about Y2K? Strange as it seems now, in 1999 a lot of people thought technology’s inability to cope with the century date change would trigger a global crisis. But the tech concerns dominating my thoughts then weren’t about computer bugs. Instead, I was preoccupied with growth’s dominance over value, epitomized by the NASDAQ Composite rising above 5000. In that run, momentum-driven tech stocks reached astounding valuations. It was their dizzying valuations in the face of often-lacking earnings that had me scratching my head.

As it turns out, computers didn’t come crashing down—but in time, some of the stocks behind them did. Investors who chased their performance got hurt, while fundamentally driven value investors like us generally outperformed.

Now some investors think they see signs that markets are tracing a similar trajectory. Equity returns were strong across the board in 2013, it’s true. But for the year, growth stocks—led by biotech and internet companies—soundly outperformed value. This continued a multiyear trend of value trailing growth, as seen in the chart below.

Russell 2000® Growth – Russell 2000® Value

Source: Furey Research Partners, LLC, and Russell®, 1/31/1979 to 12/31/2013. Rolling 5-Year Total Return.

See disclosure on page 43 for Russell 2000® Growth and Russell 2000® Value Index annual returns.

 Past performance does not guarantee future results.

Clearly, with interest rates abnormally low and economic expansion mildly positive, momentum investing has been in vogue. This time, the stocks leading the way are different, but the valuations remind us of that previous episode. Once again, we believe many investors are overpaying for the perception of growth. There’s Amazon trading at 476x earnings, Tesla Motors at 278x, Netflix at 204x, and Facebook at 64x. These valuations offer limited downside protection for the prudent investor in our opinion.

Then as now, we haven’t been the kind to chase after high-flyers. Our focus remains on identifying solid businesses trading at price multiples well below their intrinsic value. This strategy generally served our investors well the last time valuations were this extended, and we believe it will again.

We thank you for your continued confidence.

Chairman, CIO and Portfolio Manager

THE HEARTLAND FAMILY OF EQUITY FUNDS

TABLE OF INVESTMENT RESULTS (UNAUDITED)

the heartland	INVESTMENT RESULTS AS OF December 31, 2013
family of funds	AVERAGE ANNUAL TOTAL RETURNS

Large, mid & small-cap value stocks		Inception	Since	Twenty-Five	Fifteen	Ten	Five	Three	One
		Date	Inception	Years	Years	Years	Years	Years	Year
▼ Select Value Fund ▲
Focused	Investor Class (HRSVX)	10/11/96	11.11%	—%	10.82%	9.93%	18.39%	12.52%	35.03%
Core equity holding	Institutional Class (HNSVX)	5/1/08	11.23	—	10.96	10.14	18.75	12.87	35.45
	Russell 3000® Value Index	—	8.85	—	6.48	7.66	16.75	15.93	32.69
	S&P 500 Index	—	7.86	—	4.68	7.41	17.94	16.18	32.39

Small-cap value stocks
that pay dividends
▼ Value Plus Fund ▲
Focused	Investor Class (HRVIX)	10/26/93	11.81	—	11.19	10.28	18.09	12.24	34.15
Upside opportunity with	Institutional Class (HNVIX)	5/1/08	11.90	—	11.31	10.45	18.42	12.56	34.53
potentially lower volatility	Russell 2000® Value Index	—	10.63	—	9.82	8.61	17.64	14.49	34.52
	Russell 2000® Index	—	9.29	—	8.42	9.07	20.08	15.67	38.82

Small & micro-cap value stocks
▼ Value Fund ▲
Broadly diversified	Investor Class (HRTVX)	12/28/84	13.05	12.57	11.27	7.16	19.66	11.86	32.11
Seeks to capture historical	Institutional Class (HNTVX)	5/1/08	13.10	12.63	11.36	7.29	19.89	12.06	32.37
outperformance	Russell 2000® Value Index	—	11.83	11.45	9.82	8.61	17.64	14.49	34.52
	Russell 2000® Index	—	10.49	10.20	8.42	9.07	20.08	15.67	38.82

Small & mid-cap international value stocks
▼ International Value Fund ▲
Focused	Investor Class (HINVX)	10/1/10	4.97	—	—	—	—	3.53	12.05
Seeks long-term capital appreciation	MSCI AC World Index Ex	—	8.43	—	—	—	—	5.52	20.92
with emphasis on dividends	USA Small Cap Value

Index Source: Copyright 2013 FactSet Research Systems, Inc., FacstSet Fundamentals, Standard & Poor’s, Russell® and Morgan Stanley Capital International (MSCI). All rights reserved.

In the prospectus dated 5/1/13, the gross expense ratios for the Investor Classes of the Heartland Select Value, Value Plus and Value Funds are 1.21%, 1.16% and 1.09%, respectively. The expense ratios as of the same date for the Heartland Select Value, Value Plus and Value Funds Institutional Class Shares are 0.89%, 0.90% and 0.93%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class “Net Annual Operating Expenses” at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Without such waivers total returns of the respective Fund and/or Class may have been lower.

In the prospectus dated 7/19/13, the Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement for the International Value Fund is 1.49%. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the International Value Fund to ensure that Total Annual Operating Expenses do not exceed 1.49% of the Fund’s average daily net assets through at least 5/1/16, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses based on projected net assets would be 2.06%. As of 5/31/13, without waivers and/or reimbursements, the Total Annual Fund Operating Expenses of the Predecessor Fund was 2.36%. As of the date of this report, Total Annual Fund Operating Expenses is 2.00% without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of the Select Value Fund, Value Plus Fund and Value Fund redeemed or exchanged within 10 days (90 days for the International Value Fund) of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. The Heartland Funds are distributed by ALPS Distributors, Inc.

2

THE HEARTLAND FAMILY OF EQUITY FUNDS

GROWTH OF A HYPOTHETICAL $10,000 (UNAUDITED)

Growth of A HYPOTHETICAL $10,000 INVESTMENT –

INVESTOR CLASS

Select Value Fund – Since Inception: 10/11/96

Value Plus Fund – Since Inception: 10/26/93

Value Fund – Since Inception: 12/28/84

International Value Fund – Since Inception: 10/1/10

The Select Value Fund, Value Plus Fund and Value Fund also offer Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Performance data quoted for periods prior to 10/1/13 for the International Value Fund is that of the Predecessor Fund, which commenced operations on 10/1/10.

The opinions expressed in this Annual Report are those of the portfolio managers, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed. Portfolio Managers and Officers of Heartland Group, Inc. are registered representatives of ALPS Distributors, Inc.

3

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

In a year that provided a positive environment for U.S. equities across the market-capitalization spectrum, the Heartland Select Value Fund Investor Class returned 35.03%. It solidly outperformed its benchmark, the Russell 3000® Value Index, which posted a return of 32.69%. Consumer Discretionary, Industrials, and Financials stocks were the strongest contributors to relative performance. Materials holdings were a weak spot.

The U.S. economy showed signs of moderate, sustainable growth over the year. An encouraging indicator is the continued rise in the Capacity Utilization rate, which edged near its high point for the market cycle. With this figure closing in on peak levels, in order to grow further companies will soon need to invest in new plants and equipment.

Capacity Utilization has Rebounded Mightily

Source: FactSet Research Systems, Inc., 12/31/2007 to 11/29/2013
Past performance does not guarantee future results.

Industrials, Information Technology, and Materials—sectors we are overweight—could benefit from such spending.

One company positioned to gain from rising expenditures on plants and facilities is engineering and construction (E&C) firm KBR, Inc. (KBR). Although KBR has not yet been a major contributor, we maintain a strong sense of conviction about this stock. It participates in the North American energy renaissance, constructing Liquefied Natural Gas (LNG) facilities that convert natural gas into a form that makes it possible to transport the commodity by tanker. This facilitates export into global markets that cannot be reached by pipeline. The firm also has exposure to other areas of E&C where demand may be growing.

Our greatest individual contributor was Southwest Airlines Co. (LUV), which benefited from constructive trends in leisure travel. Another top performer was Johnson Controls, Inc. (JCI), which makes a number of components used in cars and trucks. The company benefited from the dual trends of rising new car sales, and the increasing sophistication of technology being included in them. JCI also is a leader in fuel-saving start-stop batteries.

Detractors included gold miner AuRico Gold, Inc. (AUQ CN). Over the course of the year, the company came under pressure from declining commodity prices and deteriorating fundamentals. We lost confidence in AuRico’s ability to overcome these issues and sold the position.

Another commodity-tied position in the Fund also disappointed. The Mosaic Company (MOS) produces agricultural fertilizers, including potash. Mosaic’s share price plunged after the breakup of a cartel partially controlling that product, on fears that in its absence the market could face a glut of supply and declining prices. Potash-related stocks were hit hard. More recently, there have been signs the cartel may be re-forming. In the meantime, we still like Mosaic’s fundamentals, and its potential to capitalize on rising global food demand.

We have been adding stocks with a cyclical bent, reflecting our outlook for a healthy—but not overheated—economy in coming months. Some of these companies may require a bit more time before the market recognizes their intrinsic value, but the patience required is a key element of our investment approach.

CFA is a registered trademark owned by the CFA Institute.

4

HEARTLAND SELECT VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Fifteen	Ten	Five	Three	One
as of December 31, 2013	Date	Inception	Years	Years	Years	Years	Year
Investor Class (HRSVX)	10/11/96	11.11%	10.82%	9.93%	18.39%	12.52%	35.03%
Institutional Class (HNSVX)	5/1/08	11.23	10.96	10.14	18.75	12.87	35.45
Russell 3000® Value Index	—	8.85	6.48	7.66	16.75	15.93	32.69
S&P 500 Index	—	7.86	4.68	7.41	17.94	16.18	32.39

Index Source: Standard & Poor’s, Russell® and Copyright 2013 FactSet Research Systems, Inc., FactSet Fundamentals. All rights reserved.

In the prospectus dated 5/1/13, the gross expense ratios for the Investor and Institutional Class are 1.21% and 0.89%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers total returns would have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Select Value Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in small and mid-sized companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: Standard & Poor’s, Russell® and Copyright 2013 FactSet Research Systems, Inc., FactSet Fundamentals. All rights reserved.

*	Dun & Bradstreet is excluded because its open market stock repurchases have made the Company’s total equity negative, resulting in an excessively high debt ratio that is not reflective of D&B’s investment grade credit rating based on Heartland Advisors’ belief.

portfolio highlights & statistics

Number of holdings (excludes cash equivalents)	53
Net assets	$710 mil.
NAV (Investor Class)	$33.78
NAV (Institutional Class)	$33.72
Median market cap	$6.0 bil.
Weighted average market cap	$20.9 bil.

top ten holdings – % of net assets (excludes cash equivalents)

Royal Caribbean Cruises, Ltd	3.6%
Johnson Controls, Inc	3.4
ATMI, Inc	3.3
The Dun & Bradstreet Corp	3.2
Hospira, Inc	3.1
Devon Energy Corp	2.6
KBR, Inc	2.6
Archer-Daniels-Midland Co	2.6
The Mosaic Co	2.5
Tidewater, Inc	2.4

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/13.

5

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The Heartland Value Plus Fund Investor Class returned 34.15% for the year ended December 31, 2013, closely tracking its benchmark, the Russell 2000® Value Index, which returned 34.52% for the same period.

Our positions in Consumer Discretionary, Materials, and Information Technology were the primary detractors from relative results. Financials were the strongest contributor, in part because of our avoidance of underperforming Real Estate Investment Trusts (REITs). Strong stock selection among Commercial Banks also added to our relative and absolute returns. Energy stocks were another contributor, thanks to significant outperformance by our oil and gas stocks.

For much of the year, stocks with high Price/Earnings (P/E) ratios outperformed those with lower valuations, and stocks of companies that don’t pay dividends outperformed those that do. The graph below illustrates the gap between 2013 returns from non-dividend payers in the Russell 2000® Value Index, and those from companies paying them.

Non-Dividend Payers Outperformed Dividend Payers

Base value of 100 as of 1/1/2013 for dividend and non-dividend payers from the Russell 2000® Value Index.
Source: Russell®, 1/1/2013 to 12/31/2013 and Copyright 2013 FactSet Research Systems, Inc.,
FactSet Fundamentals. All rights reserved.

Given this significant headwind, we were pleased to be able to keep our performance closely in line with the market.

Energy remains an important overweight for the Fund. It is home to our top-contributing stock for the year, Stone Energy Corporation (SGY). The market has rewarded Stone’s transition from a shallow-water Gulf of Mexico oil producer, to a producer of natural gas from the Marcellus Shale and of oil from deepwater Gulf wells, which are viewed as having more desirable economics.

One of this year’s weaker performers, Intrepid Potash Inc. (IPI) helps illustrate our contrarian approach, and willingness to be patient with stocks we believe have longer term potential. The price of potash, a key agricultural fertilizer, has been hurt by oversupply fears resulting from the breakup of a major cartel. Intrepid and other producers have suffered steep stock declines in response. In our view, Intrepid’s fundamental strengths still gave it a competitive advantage that will be useful when the global turmoil subsides. Now the cartel appears to be re-forming, and may be back in place before spring planting. That could be positive for the price of potash, and for Intrepid’s fortunes.

Despite the market’s recent preference for lower-quality, non-dividend paying stocks, we are keeping our focus firmly on higher-quality companies. We remain disciplined in our pursuit of dividend paying small-caps that are intrinsically undervalued and have strong balance sheets. Given that we have been able to keep pace with the market when such stocks have been out of style, we are optimistic about their potential in a more favorable environment.

The Fund’s current positioning makes it sensitive to the modestly rising interest rates we anticipate in the coming year as the Fed tapers its Quantitative Easing (QE). Even though this stimulus program is fading away, after such an extended period in place, QE’s positive impact appears likely to ripple through the economy for a considerable time to come.

CFA is a registered trademark owned by the CFA Institute.

6

HEARTLAND VALUE PLUS FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Fifteen	Ten	Five	Three	One
as of December 31, 2013	Date	Inception	Years	Years	Years	Years	Year
Investor Class (HRVIX)	10/26/93	11.81%	11.19%	10.28%	18.09%	12.24%	34.15%
Institutional Class (HNVIX)	5/1/08	11.90	11.31	10.45	18.42	12.56	34.53
Russell 2000® Value Index	—	10.63	9.82	8.61	17.64	14.49	34.52
Russell 2000® Index	—	9.29	8.42	9.07	20.08	15.67	38.82

Index Source: Russell® and Copyright 2013 FactSet Research Systems, Inc., FactSet Fundamentals. All rights reserved.

In the prospectus dated 5/1/13, the gross expense ratios for the Investor and Institutional Class are 1.16% and 0.90%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Value Plus Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests in small companies that generally are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: Russell® and Copyright 2013 FactSet Research Systems, Inc., FactSet Fundamentals. All rights reserved.

portfolio highlights & statistics

Number of holdings (excludes cash equivalents)	68
Net assets	$3.1 bil.
NAV (Investor Class)	$35.82
NAV (Institutional Class)	$35.75
Median market cap	$1.1 bil.
Weighted average market cap	$1.4 bil.

top ten holdings – % of net assets (excludes cash equivalents)

Stone Energy Corp	3.3%
Unit Corp	3.0
Granite Construction, Inc	3.0
Intrepid Potash, Inc	2.8
Ultra Petroleum Corp	2.7
Federal Signal Corp	2.7
Encore Wire Corp	2.4
GATX Corp	2.2
Umpqua Holdings Corp	2.2
Invacare Corp	2.2

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/13.

7

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

In many ways, 2013 was a story in two parts. Through the spring, areas that did not meet our strict value criteria, including income-oriented Real Estate Investment Trusts (REITs) and Utilities, were the market leaders.

As the year progressed, the market’s leadership moved away from them and toward social media stocks and other trendy, non-earning companies that were highly leveraged. This was a headwind for the Fund, given our preference for well-capitalized companies that produce earnings. But later in the year the market began to consider valuations, too—and that worked to our benefit.

The net result is that although the Fund slightly lagged its benchmark for the year—returning 32.11% for the Investor Class, compared with 34.52% for the Russell 2000® Value Index—it outperformed in the third and fourth quarters.

Industrials made the greatest contribution to relative returns, driven by positions in Airlines, along with Aerospace and Defense. Financials were also a major contributor, largely the result of our avoidance of REITs.

One of the Fund’s top contributors was Spirit AeroSystems Holdings, Inc. (SPR), a major supplier to Boeing and other aircraft manufacturers. It has benefited from positive trends among air carriers. Airline passenger miles have been rising, and industry consolidation has helped carriers improve profitability. Both trends freed up money for fleet upgrades.

These favorable conditions were also apparent in the strong performance of Spirit Airlines, Inc. (SAVE). The company’s business model of offering low airfares but collecting incremental fees from passengers for basic services like food and beverage service, bag checking, and seat selection, helped produce healthy earnings and a higher stock price.

We have trimmed our allocation to gold-mining stocks, but they nonetheless caused the Materials sector to be the Fund’s greatest detractor. We took a loss while reducing our position in AuRico Gold Inc. (AUQ CN). This was a difficult decision, but after applying an abundance of patience, we have found most miners have simply failed to deliver.

We did, however, add a position in IAMGOLD Corporation (IMG CN). In our view, IMG has strong leadership, is well capitalized and profitable, and trades at less than half of book value. With its share price now down more than 80% from its 2011 peak, IMG appears to offer little downside risk with meaningful upside potential.

Even after a strong year, we believe many cyclical stocks continue to offer significant upside potential. Here’s one reason why:

Durable Goods Consumption & Private Domestic Investment as % of GDP

Source: Bureau of Economic Analysis and Heartland Advisors, Inc., 3/31/1947 to 9/30/2013
Heartland’s economic prediction is based on estimates and subject to change.

* Spirit AeroSystems Holdings, Inc. was no longer held in the Value Fund as of 12/31/2013.

In the graph, consumer durable-goods purchases and corporate capital investment are first added, then the sum divided by Gross Domestic Product (GDP). This figure plunged during the financial crisis, and even after years of recovery, it remains well below the historical average. In our view, this suggests we’re still in the earlier stages of a gradual, multi-year recovery. We believe the bulk of the Fund’s portfolio holdings can benefit from just this kind of environment.

8

HEARTLAND VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty-Five	Fifteen	Ten	Five	Three	One
as of December 31, 2013	Date	Inception	Years	Years	Years	Years	Years	Year
Investor Class (HRTVX)	12/28/84	13.05%	12.57%	11.27%	7.16%	19.66%	11.86%	32.11%
Institutional Class (HNTVX)	5/1/08	13.10	12.63	11.36	7.29	19.89	12.06	32.37
Russell 2000® Value Index	—	11.83	11.45	9.82	8.61	17.64	14.49	34.52
Russell 2000® Index	—	10.49	10.20	8.42	9.07	20.08	15.67	38.82

Index Source: Russell® and Copyright 2013 FactSet Research Systems, Inc., FactSet Fundamentals. All rights reserved.

In the prospectus dated 5/1/13, the gross expense ratios for the Investor and Institutional Class are 1.09% and 0.93%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Value Fund seeks long-term capital appreciation by investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The small and micro-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies and there is risk that their intrinsic value may not be recognized by the broad market.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: Russell® and Copyright 2013 FactSet Research Systems, Inc., FactSet Fundamentals. All rights reserved.

portfolio highlights & statistics

Number of holdings (excludes cash equivalents and options)	123
Net assets	$1.3 bil.
NAV (Investor Class)	$48.12
NAV (Institutional Class)	$48.77
Median market cap	$391 mil.
Weighted average market cap	$934 mil.

top ten holdings – % of net assets (excludes cash equivalents)

Unit Corp	3.0%
Spirit Aerosystems Holdings, Inc. (Class A)	2.3
Federal Signal Corp	2.2
The Ensign Group, Inc	2.1
Trinity Biotech PLC (ADR)	2.0
Cambrex Corp	2.0
Newpark Resources, Inc	1.9
Invacare Corp	1.8
Navigant Consulting, Inc	1.8
Questcor Pharmaceuticals, Inc	1.7

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/13.

9

HEARTLAND INTERNATIONAL VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

For the year ended December 31, 2013, the Heartland International Value Fund Investor Class returned 12.05%, while its benchmark, the MSCI All Country World Index ex USA Small Cap Value, gained 20.92%.

Positive stock selection helped make Consumer Discretionary stocks, which we overweighted, the greatest contributor to Fund performance on a relative and absolute basis. Media and Auto Components companies tied to the growing consumer base in emerging markets were among the standouts.

One of these is Japan’s Nippon Seiki Co., Ltd., the year’s top-contributing stock. People in developing economies who previously might have traveled on foot, by bike, or via public transit now are able to buy motorcycles or cars. This trend in turn can boost demand for Nippon Seiki’s vehicle instrumentation displays. The company’s low debt and significant cash assets make it even more attractive to us. We were able to purchase this billion-dollar enterprise for a fraction of book value and a single-digit price-to-earnings multiple.

The greatest factor in the Fund’s underperformance was our position in Materials, particularly gold-mining stocks, which faced significant downward pressure. Although we have reduced our allocation to the industry, after the multiyear bear market for these stocks—which has seen share prices knocked down by 60%, 70%, and more—the portfolio still has two miners, including IAMGOLD Corporation. It’s a major worldwide gold producer, with $5 billion in assets and more than $1 billion in sales in 2013. With its share price having fallen more than 80% from its peak in 2011, we believe IMG offers little downside risk with meaningful upside potential.

Our holdings among Japanese equities remain attractive to us. The Japanese market (represented by the TOPIX Index) is trading at just 1.3 times book value, in contrast with the S&P 500 Index trading at 3.2 times book.

TOPIX Valuation Remains Attractive

Source: Bloomberg, Inc., 6/4/1993 to 12/27/2013

Past performance does not guarantee future results.

Given recent strength in this market, however, we will be carefully monitoring our holdings, and are prepared to trim or eliminate positions as they achieve our price targets. As a result, our allocation to this country may become smaller.

While the Fund continues to emphasize stocks that pay dividends, as more than 95% of our holdings currently do, we focus on companies that do so while keeping their payout ratios moderate. In our analysis, these companies have the potential to produce higher returns while incurring lower levels of volatility. We believe this is a prudent approach to enhancing long-term returns.

CFA is a registered trademark owned by the CFA Institute.

10

HEARTLAND INTERNATIONAL VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns as of December 31, 2013	Inception	Since	Three	One
	Date	Inception	Years	Year
Investor Class (HINVX)	10/1/10	4.97%	3.53%	12.05%
MSCI AC World Index ex USA Small Cap Value	—	8.43	5.52	20.92

Index Source: MSCI and Copyright 2013 FactSet Research Systems, Inc., FactSet Fundamentals. All rights reserved.

In the prospectus dated 7/19/13, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund is 1.49%. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses do not exceed 1.49% of the Fund’s average daily net assets, through at least May 1, 2016, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses based on projected net assets would be 2.06%. As of the date of this report, Total Annual Fund Operating Expenses is 2.00% without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. Performance data quoted for periods prior to 10/1/13 for the International Value Fund is that of the Predecessor Fund, which commenced operations on 10/1/10. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International (MSCI). Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The International Value Fund seeks long-term capital appreciation with modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The International Value Fund seeks long-term capital appreciation by investing in small-and mid-cap international companies, with an emphasis on dividends. The Fund utilizes the Advisor’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small foreign companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. These risks are magnified in emerging markets. There is no assurance that dividend-paying stocks will mitigate volatility. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. Value investments are subject to the risk that their intrinsic values may not be recognized by the broad market.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: Copyright 2013 FactSet Research Systems, Inc., FactSet Fundamentals and Morgan Stanley Capital International (MSCI). All rights reserved.

portfolio highlights & statistics

Number of holdings (excludes cash equivalents and futures)	42
Net assets	$31 mil.
NAV	$10.96
Median market cap	$775 mil.
Weighted average market cap	$2.0 bil.

top ten holdings – % of net assets (excludes cash equivalents)

Nippon Seiki Co., Ltd	5.0%
Wasion Group Holdings, Ltd	4.0
Bombardier, Inc. (Class B)	3.9
Fukuda Denshi Co., Ltd	3.7
Mirae Asset Securities Co., Ltd	3.5
Keck Seng Investments	3.2
Ministop Co., Ltd	3.0
Daekyo Co., Ltd	2.8
Clear Media, Ltd	2.8
NongShim Co., Ltd	2.7

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/13.

11

THE HEARTLAND FAMILY OF EQUITY FUNDS

ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value Investing™. We believe this process—which places emphasis on identifying a catalyst—may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds on December 31, 2013.

	select value Fund	value plus Fund	value Fund	international value Fund
Micro-Cap Holdings – $0 - $300 million	0.0%	0.1%	23.8%	14.6%
Small-Cap Holdings – $300 million - $2 billion	21.6	75.5	54.4	48.8
Mid-Cap Holdings – $2 - $10 billion	31.9	24.4	12.0	30.5
Large-Cap Holdings – Greater than $10 billion	45.7	0.0	0.0	0.0
Short-Term Investments	0.8	0.1	9.8	6.1
Total	100.0%	100.0%	100.0%	100.0%

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2013. These sectors represent groupings of industry classifications.

	select value Fund	value plus Fund	value Fund	international value Fund
Consumer Discretionary	10.5%	9.9%	7.0%	19.2%
Consumer Staples	6.0	0.5	0.9	6.8
Energy	7.8	13.1	12.3	5.2
Financials	19.7	14.9	10.4	11.4
Health Care	13.4	6.2	18.4	10.3
Industrials	20.7	30.2	23.8	21.3
Information Technology	14.2	11.8	12.0	5.9
Materials	6.9	13.0	5.4	10.1
Utilities	0.0	0.3	0.0	3.7
Short-Term Investments	0.8	0.1	9.8	6.1
Total	100.0%	100.0%	100.0%	100.0%

COUNTRY OF RISK – % OF NET ASSETS

Country of risk, sourced from Heartland Advisors, is based on where the primary operations or revenues of the company or issuer are located and may differ from the country of domicile reported in the Schedule of Investments.

Heartland International Value Fund
Australia	0.4%
Brazil	6.9
Canada	12.0
Chile	2.2
China	6.7
Germany	5.5
Hong Kong	5.7
Ireland	2.4
Japan	30.1
Kazakhstan	4.6
Malaysia	0.8
Norway	0.9
Russia	2.3
South Korea	11.2
Ukraine	1.1
Other Assets and Liabilities, Net	7.2
TOTAL	100.0%

Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Investments purchased with cash collateral from securities loaned, if any, are excluded from these tables.

12

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2013

COMMON STOCKS (99.1%)	Shares	Value
Airlines (5.1%)
JetBlue Airways Corp.(a)	1,776,655	$15,190,400
Latam Airlines Group SA (ADR)	837,215	13,654,977
Southwest Airlines Co.	373,770	7,041,827
		35,887,204

Auto Components (3.4%)
Johnson Controls, Inc.	463,630	23,784,219

Building Products (1.8%)
Universal Forest Products, Inc.	245,355	12,792,810

Capital Markets (2.2%)
The Bank of New York Mellon Corp.	454,800	15,890,712

Chemicals (3.9%)
LSB Industries, Inc.(a)	228,325	9,365,892
The Mosaic Co.	382,220	18,067,539
		27,433,431

Commercial Banks (6.6%)
BB&T Corp.	340,520	12,708,206
Boston Private Financial Holdings, Inc.	960,030	12,115,579
First Interstate Bancsystem, Inc. (Class A)(b)	313,250	8,886,903
The PNC Financial Services Group, Inc.	171,480	13,303,418
		47,014,106

Commercial Services & Supplies (1.6%)
United Stationers, Inc.	253,289	11,623,432

Communications Equipment (2.2%)
Cisco Systems, Inc.	693,360	15,565,932

Construction & Engineering (4.5%)
KBR, Inc.	583,911	18,620,922
URS Corp.	257,710	13,656,053
		32,276,975

Consumer Finance (2.2%)
Capital One Financial Corp.	205,175	15,718,457

Diversified Consumer Services (0.8%)
American Public Education, Inc.(a)	124,200	5,398,974

Electronic Equipment & Instruments (2.9%)
Fabrinet(a)	280,850	5,774,276
TE Connectivity, Ltd.	275,400	15,177,294
		20,951,570

Energy Equipment & Services (2.4%)
Tidewater, Inc.	291,838	17,297,238

Food Products (6.0%)
Archer-Daniels-Midland Co.	423,814	18,393,527
Bunge, Ltd.	167,700	13,769,847
Fresh Del Monte Produce, Inc.	375,500	10,626,650
		42,790,024

Health Care Providers & Services (6.5%)
Cardinal Health, Inc.	161,480	10,788,479
Humana, Inc.	126,518	13,059,188
Quest Diagnostics, Inc.	292,900	15,681,866
Triple-S Management Corp. (Class B)(a)	358,600	6,971,184
		46,500,717

Hotels, Restaurants & Leisure (3.6%)
Royal Caribbean Cruises, Ltd.	532,651	25,258,310

Insurance (4.4%)
Endurance Specialty Holdings, Ltd.	247,370	14,513,198
Principal Financial Group, Inc.	333,565	16,448,090
		30,961,288

IT Services (1.0%)
Leidos Holdings, Inc.	111,950	5,204,556
Science Applications International Corp.	63,971	2,115,535
		7,320,091

Machinery (2.1%)
Joy Global, Inc.	251,100	14,686,839

Metals & Mining (2.4%)
Nucor Corp.	154,200	8,231,196
RTI International Metals, Inc.(a)	268,470	9,184,359
		17,415,555

Multiline Retail (1.7%)
Kohl’s Corp.	206,948	11,744,299

Oil, Gas & Consumable Fuels (5.4%)
Devon Energy Corp.	301,375	18,646,071
Hess Corp.	83,880	6,962,040
Scorpio Tankers, Inc.	1,053,530	12,421,119
		38,029,230

Paper & Forest Products (0.6%)
Boise Cascade Co.(a)	134,794	3,973,727

Pharmaceuticals (6.9%)
Hospira, Inc.(a)	528,733	21,826,098
Pfizer, Inc.	415,690	12,732,585
Teva Pharmaceutical Industries, Ltd. (ADR)	360,100	14,432,808
		48,991,491

Professional Services (3.2%)
The Dun & Bradstreet Corp.	183,327	22,503,389

Real Estate Investment Trusts (REITs) (2.9%)
Campus Crest Communities, Inc.	647,600	6,093,916
Digital Realty Trust, Inc.	298,400	14,657,408
		20,751,324

Road & Rail (2.4%)
Ryder System, Inc.	233,464	17,224,974

Semiconductors (8.0%)
ATMI, Inc.(a)	766,180	23,146,298
Intel Corp.	648,690	16,839,992
RF Micro Devices, Inc.(a)	3,229,938	16,666,480
		56,652,770

Textiles, Apparel & Luxury Goods (1.1%)
Vera Bradley, Inc.(a)	346,500	8,329,860

Thrifts & Mortgage Finance (1.3%)
Washington Federal, Inc.	401,700	9,355,593

TOTAL COMMON STOCKS (Cost $542,555,586)		$704,124,541

	INTEREST	PAR
SHORT-TERM INVESTMENTS (0.8%)	RATE	AMOUNT	VALUE
Time Deposits (0.8%)
Wells Fargo (Grand Cayman)(c)(d)	0.03%	$5,395,866	$5,395,866

TOTAL SHORT-TERM INVESTMENTS (Cost $5,395,866)			$5,395,866

TOTAL INVESTMENTS – (99.9%) (Cost $547,951,452)			709,520,407
OTHER ASSETS AND LIABILITIES, NET – (0.1%)			900,753
TOTAL NET ASSETS – (100.0%)			$710,421,160

The accompanying Notes to Financial Statements are an integral part of these Statements.

13

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS

December 31, 2013

COMMON STOCKS (100.3%)	Shares	Value
Auto Components (0.9%)
Superior Industries International, Inc.(b)	1,325,000	$27,334,750

Building Products (3.8%)
Quanex Building Products Corp.(b)	3,100,000	61,752,000
Universal Forest Products, Inc.(b)	1,125,000	58,657,500
		120,409,500

Chemicals (6.7%)
Intrepid Potash, Inc.(a)(b)	5,500,000	87,120,000
Olin Corp.	1,500,000	43,275,000
Tronox, Ltd. (Class A)	1,900,000	43,833,000
Zep, Inc.(b)	2,053,000	37,282,480
		211,510,480

Commercial Banks (12.7%)
Associated Banc-Corp.	3,700,000	64,380,000
Capital Bank Financial Corp. (Class A)(a)	300,000	6,825,000
Centerstate Banks, Inc.(b)	1,575,000	15,986,250
Glacier Bancorp, Inc.	1,661,862	49,506,869
Independent Bank Corp.	992,600	38,899,994
Old National Bancorp	4,000,000	61,480,000
Renasant Corp.(b)	1,674,322	52,674,170
StellarOne Corp.(b)	1,625,000	39,113,750
Umpqua Holdings Corp.	3,650,000	69,861,000
		398,727,033

Communications Equipment (1.1%)
Black Box Corp.(b)	1,172,500	34,940,500

Construction & Engineering (3.0%)
Granite Construction, Inc.(b)	2,650,000	92,697,000

Containers & Packaging (1.6%)
Greif, Inc. (Class A)	975,000	51,090,000

Diversified Consumer Services (3.1%)
DeVry, Inc.	1,000,000	35,500,000
Regis Corp.(b)	4,250,000	61,667,500
		97,167,500

Electric Utilities (0.3%)
El Paso Electric Co.	250,000	8,777,500

Electrical Equipment (4.5%)
Brady Corp. (Class A)	2,150,000	66,499,500
Encore Wire Corp.(b)	1,400,000	75,880,000
		142,379,500

Electronic Equipment & Instruments (4.5%)
AVX Corp.	1,550,000	21,591,500
CTS Corp.(b)	2,579,843	51,364,674
Electro Rent Corp.	1,138,843	21,091,372
Park Electrochemical Corp.(b)	1,675,000	48,106,000
		142,153,546

Energy Equipment & Services (4.0%)
Gulf Island Fabrication, Inc.(b)	1,400,000	32,508,000
Unit Corp.(a)	1,807,950	93,326,379
		125,834,379

Food Products (0.5%)
Dean Foods Co.(a)	900,000	15,471,000

Health Care Equipment & Supplies (4.7%)
Analogic Corp.(b)	224,917	19,918,650
CONMED Corp.(b)	1,400,000	59,500,000
Invacare Corp.(b)	2,955,000	68,585,550
		148,004,200

Health Care Providers & Services (1.6%)
PharMerica Corp.(a)(b)	2,288,091	49,193,956

Household Durables (0.9%)
MDC Holdings, Inc.	850,000	27,404,000

Insurance (0.2%)
OneBeacon Insurance Group, Ltd. (Class A)	300,000	4,746,000

IT Services (1.3%)
Mantech International Corp. (Class A)(b)	1,375,000	41,153,750

Machinery (9.6%)
Albany International Corp. (Class A)(b)	1,200,000	43,116,000
Briggs & Stratton Corp.(b)	2,600,000	56,576,000
Dynamic Materials Corp.	75,267	1,636,305
ESCO Technologies, Inc.(b)	1,525,000	52,246,500
Federal Signal Corp.(a)(b)	5,834,200	85,471,030
FreightCar America, Inc.(b)	975,000	25,954,500
John Bean Technologies Corp.	1,175,000	34,462,750
		299,463,085

Media (1.1%)
Harte-Hanks, Inc.(b)	4,250,000	33,235,000

Metals & Mining (4.7%)
Commercial Metals Co.	2,650,000	53,874,500
Kaiser Aluminum Corp.	475,000	33,364,000
Materion Corp.(b)	1,950,000	60,157,500
		147,396,000

Multiline Retail (1.8%)
Fred’s, Inc. (Class A)(b)	3,100,000	57,412,000

Oil, Gas & Consumable Fuels (9.1%)
Comstock Resources, Inc.	1,850,000	33,836,500
Stone Energy Corp.(a)(b)	2,950,000	102,040,500
Ultra Petroleum Corp.(a)	3,975,000	86,058,750
WPX Energy, Inc.(a)	3,125,000	63,687,500
		285,623,250

Professional Services (5.4%)
CDI Corp.(b)	1,800,000	33,354,000
Heidrick & Struggles International, Inc.(b)	1,775,000	35,748,500
Navigant Consulting, Inc.(a)(b)	2,850,000	54,720,000
Resources Connection, Inc.(b)	3,200,000	45,856,000
		169,678,500

Road & Rail (1.8%)
Con-way, Inc.	1,400,000	55,594,000

Semiconductors (4.9%)
Entegris, Inc.(a)	3,500,000	40,600,000
Integrated Device Technology, Inc.(a)	3,100,000	31,589,000
Micrel, Inc.(b)	3,850,000	37,999,500
MKS Instruments, Inc.	1,400,000	41,916,000
		152,104,500

Specialty Retail (2.2%)
Chico’s FAS, Inc.	3,200,000	60,288,000
The Finish Line, Inc. (Class A)	360,000	10,141,200
		70,429,200

Thrifts & Mortgage Finance (2.1%)
Berkshire Hills Bancorp, Inc.	1,175,000	32,042,250
Provident Financial Services, Inc.	1,686,200	32,577,384
		64,619,634

Trading Companies & Distributors (2.2%)
GATX Corp.	1,350,000	70,429,500

TOTAL COMMON STOCKS (Cost $2,438,351,876)		$3,144,979,263

The accompanying Notes to Financial Statements are an integral part of these Statements.

14

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2013

	INTEREST	PAR
SHORT-TERM INVESTMENTS (0.1%)	RATE	AMOUNT	VALUE
Time Deposits (0.1%)
JPMorgan Chase (Nassau)(c)(d)	0.03%	$2,544,040	$2,544,040

TOTAL SHORT-TERM INVESTMENTS (Cost $2,544,040)			$2,544,040

TOTAL INVESTMENTS – (100.4%) (Cost $2,440,895,916)			3,147,523,303
OTHER ASSETS AND LIABILITIES, NET – (-0.4%)			(13,955,596)
TOTAL NET ASSETS – (100.0%)			$3,133,567,707

The accompanying Notes to Financial Statements are an integral part of these Statements.

15

VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2013

COMMON STOCKS (90.8%)	Shares	Value
Aerospace & Defense (3.9%)
AAR Corp.	544,653	$15,255,731
Exelis, Inc.	300,000	5,718,000
Spirit Aerosystems Holdings, Inc. (Class A)(a)	850,000	28,968,000
		49,941,731

Air Freight & Logistics (0.7%)
Pacer International, Inc.(a)	1,000,000	8,260,000

Airlines (0.9%)
Hawaiian Holdings, Inc.(a)	1,250,000	12,037,500

Biotechnology (0.8%)
Myriad Genetics, Inc.(a)	500,000	10,490,000

Chemicals (0.7%)
OMNOVA Solutions, Inc.(a)	300,000	2,733,000
Penford Corp.(a)	313,615	4,029,953
Tronox, Ltd. (Class A)	100,000	2,307,000
		9,069,953

Commercial Banks (5.8%)
CoBiz Financial, Inc.	750,000	8,970,000
Heritage Financial Corp.	300,000	5,133,000
MainSource Financial Group, Inc.	500,000	9,015,000
MidSouth Bancorp, Inc.	550,000	9,823,000
North Valley Bancorp(a)(b)	400,000	7,564,000
Pacific Continental Corp.	400,000	6,376,000
TCF Financial Corp.	1,000,000	16,250,000
Tristate Capital Holdings, Inc.(a)	546,100	6,476,746
Washington Banking Co.	200,000	3,546,000
		73,153,746

Commercial Services & Supplies (1.6%)
Fuel Tech, Inc.(a)	708,000	5,019,720
Perma-Fix Environmental Services, Inc.(a)(b)	800,000	2,600,000
TRC Cos., Inc.(a)(b)(e)	1,750,000	12,495,000
		20,114,720

Communications Equipment (2.2%)
AgJunction, Inc. (CAD)(a)(b)(e)(f)	6,296,000	6,756,827
PC-Tel, Inc.	318,733	3,050,275
Polycom, Inc.(a)	300,000	3,369,000
Westell Technologies, Inc. (Class A)(a)(b)	3,577,762	14,489,936
		27,666,038

Construction & Engineering (3.2%)
Argan, Inc.	500,000	13,780,000
Furmanite Corp.(a)	250,000	2,655,000
Northwest Pipe Co.(a)(b)	400,000	15,104,000
Sterling Construction Co., Inc.(a)	750,000	8,797,500
		40,336,500

Consumer Finance (0.2%)
Ezcorp, Inc. (Class A)(a)	200,000	2,338,000

Diversified Consumer Services (1.3%)
American Public Education, Inc.(a)	50,300	2,186,541
Lincoln Educational Services Corp.(b)	2,300,469	11,456,336
Universal Technical Institute, Inc.	240,233	3,341,641
		16,984,518

Diversified Financial Services (1.3%)
Collection House, Ltd. (AUD)(c)(f)	3,671,436	6,179,991
Encore Capital Group, Inc.(a)	200,000	10,052,000
		16,231,991

Electrical Equipment (1.6%)
Magnetek, Inc.(a)(b)(e)	299,999	7,175,976
Pioneer Power Solutions, Inc.(a)(b)(e)	416,538	4,331,995
Powell Industries, Inc.	125,000	8,373,750
		19,881,721

Electronic Equipment & Instruments (0.9%)
Itron, Inc.(a)	150,000	6,214,500
PAR Technology Corp.(a)	300,000	1,635,000
Vishay Precision Group, Inc.(a)	250,000	3,722,500
		11,572,000

Energy Equipment & Services (8.0%)
Dawson Geophysical Co.(a)	18,037	610,011
Newpark Resources, Inc.(a)(b)	2,000,000	24,580,000
TETRA Technologies, Inc.(a)	1,500,000	18,540,000
Unit Corp.(a)	750,000	38,715,000
Willbros Group, Inc.(a)	2,000,000	18,840,000
		101,285,011

Food Products (0.4%)
Hanover Foods Corp. (Class A)(e)	49,250	5,466,750

Health Care Equipment & Supplies (8.7%)
Accuray, Inc.(a)(b)	1,750,000	15,242,500
CONMED Corp.	300,000	12,750,000
Digirad Corp.(b)	1,800,000	6,660,000
Fukuda Denshi Co., Ltd. (JPY)(c)(f)	400,000	16,307,044
Invacare Corp.	1,000,000	23,210,000
Nissui Pharmaceutical Co., Ltd. (JPY)(c)(f)	284,100	2,960,927
STAAR Surgical Co.(a)	500,000	8,095,000
Trinity Biotech PLC (ADR)(b)	1,000,000	25,140,000
		110,365,471

Health Care Providers & Services (4.4%)
Cross Country Healthcare, Inc.(a)	845,332	8,436,413
Hooper Holmes, Inc.(a)(b)	6,615,000	3,505,950
LHC Group, Inc.(a)	400,000	9,616,000
PDI, Inc.(a)(b)(e)	1,490,000	7,166,900
The Ensign Group, Inc.	600,000	26,562,000
		55,287,263

Hotels, Restaurants & Leisure (1.1%)
Denny’s Corp.(a)	1,250,000	8,987,500
Ruby Tuesday, Inc.(a)	700,000	4,851,000
		13,838,500

Household Durables (0.6%)
Stanley Furniture Co., Inc.(a)(b)	750,000	2,880,000
WCI Communities, Inc.(a)	250,000	4,772,500
		7,652,500

Household Products (0.4%)
Oil-Dri Corp. of America	150,000	5,676,000

Insurance (2.9%)
Endurance Specialty Holdings, Ltd.	200,000	11,734,000
Federated National Holding Co.	400,000	5,852,000
Meadowbrook Insurance Group, Inc.	500,000	3,480,000
United Insurance Holdings Corp.(b)	1,076,459	15,156,543
		36,222,543

Internet Software & Services (0.0%)(g)
TechTarget, Inc.(a)	76,082	521,922

IT Services (2.5%)
CIBER, Inc.(a)	500,000	2,070,000
Computer Task Group, Inc.(b)	601,332	11,365,175
Dynamics Research Corp.(a)(b)	818,400	9,395,232
StarTek, Inc.(a)(b)(e)	1,400,000	9,086,000
		31,916,407

Leisure Equipment & Products (0.2%)
LeapFrog Enterprises, Inc.(a)	300,000	2,382,000

Life Sciences Tools & Services (2.0%)
Cambrex Corp.(a)(b)	1,400,000	24,962,000

The accompanying Notes to Financial Statements are an integral part of these Statements.

16

VALUE FUND – SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2013

COMMON STOCKS (CONTINUED)	Shares	Value
Machinery (7.7%)
Astec Industries, Inc.	450,000	$17,383,500
Commercial Vehicle Group, Inc.(a)	100,000	727,000
Federal Signal Corp.(a)	1,900,000	27,835,000
Flow International Corp.(a)	1,500,000	6,060,000
Hardinge, Inc.	300,000	4,341,000
Harsco Corp.	300,000	8,409,000
L.B. Foster Co. (Class A)	200,000	9,458,000
Lydall, Inc.(a)	700,000	12,334,000
MFRI, Inc.(a)(b)	266,930	3,830,445
Supreme Industries, Inc. (Class A)(a)(b)	1,338,750	7,804,913
		98,182,858

Media (0.8%)
Harris Interactive, Inc.(a)	1,000,000	2,000,000
Valassis Communications, Inc.	250,000	8,562,500
		10,562,500

Metals & Mining (4.3%)
AMCOL International Corp.	250,000	8,495,000
AuRico Gold, Inc. (CAD) (f)	2,416,055	8,870,430
Golden Star Resources, Ltd. (a)(b)	20,000,000	8,800,000
IAMGOLD Corp. (CAD)(f)	2,500,000	8,307,837
Olympic Steel, Inc. (b)	500,000	14,490,000
Synalloy Corp.	344,078	5,285,038
		54,248,305

Multiline Retail (1.7%)
ALCO Stores, Inc.(a)(b)	380,400	3,537,720
Fred’s, Inc. (Class A)	1,000,000	18,520,000
		22,057,720

Oil, Gas & Consumable Fuels (4.4%)
Arch Coal, Inc.	500,000	2,225,000
Clayton Williams Energy, Inc.(a)	150,000	12,292,500
Scorpio Tankers, Inc.	500,000	5,895,000
Swift Energy Co.(a)	1,500,000	20,250,000
Ultra Petroleum Corp.(a)	700,000	15,155,000
		55,817,500

Paper & Forest Products (0.4%)
Western Forest Products, Inc. (CAD)(f)	3,000,000	5,422,452

Pharmaceuticals (2.7%)
ASKA Pharmaceutical Co., Ltd. (JPY)(c)(f)	500,000	3,678,413
Fuji Pharmaceutical Co., Ltd. (JPY)(c)(f)	500,000	8,889,000
Questcor Pharmaceuticals, Inc.	400,000	21,780,000
		34,347,413

Professional Services (3.4%)
Hudson Global, Inc.(a)(b)(e)	3,000,000	12,060,000
Navigant Consulting, Inc.(a)	1,200,000	23,040,000
RCM Technologies, Inc.(a)(b)(e)	1,100,000	7,678,000
		42,778,000

Road & Rail (0.7%)
Marten Transport, Ltd.	450,000	9,085,500

Semiconductors (3.6%)
CyberOptics Corp.(a)(b)	404,963	2,575,565
OmniVision Technologies, Inc.(a)	1,000,000	17,200,000
RF Micro Devices, Inc.(a)	1,000,000	5,160,000
Silicon Image, Inc.(a)	1,000,000	6,150,000
TriQuint Semiconductor, Inc.(a)	1,750,000	14,595,000
		45,680,565

Software (2.9%)
Actuate Corp.(a)	1,400,000	10,794,000
ePlus, Inc.(a)	352,795	20,052,868
Progress Software Corp.(a)	208,900	5,395,887
		36,242,755

Specialty Retail (0.7%)
bebe stores, Inc.	300,000	1,596,000
Destination XL Group, Inc.(a)	1,000,000	6,570,000
Systemax, Inc.(a)	78,509	883,226
		9,049,226
Textiles, Apparel & Luxury Goods (0.5%)
The Jones Group, Inc.	444,170	6,644,783

Thrifts & Mortgage Finance (0.4%)
HF Financial Corp.(e)	350,000	4,532,500

Trading Companies & Distributors (0.3%)
Houston Wire & Cable Co.	273,433	3,658,534

TOTAL COMMON STOCKS (Cost $815,829,030)		$1,151,965,396

	INTEREST	PAR
SHORT-TERM INVESTMENTS (9.8%)	RATE	AMOUNT	VALUE
Time Deposits (9.8%)
JPMorgan Chase (Nassau)(c)(d)	0.03%	$124,258,225	$124,258,225

TOTAL SHORT-TERM INVESTMENTS (Cost $124,258,225)			$124,258,225

TOTAL INVESTMENTS – (100.6%) (Cost $940,087,255)			1,276,223,621
OTHER ASSETS AND LIABILITIES, NET – (-0.6%)(h)			(7,944,568)
TOTAL NET ASSETS – (100.0%)			$1,268,279,053

The accompanying Notes to Financial Statements are an integral part of these Statements.

17

INTERNATIONAL VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2013

COMMON STOCKS (88.4%)	Shares	Value
Australia (0.4%)
Collection House, Ltd. (AUD)(c)(f)	80,000	$134,661

Brazil (2.5%)
Cia de Saneamento Basico do Estado de Sao Paulo (BRL)(c)(f)(i)	50,000	561,006
Mahle-Metal Leve SA Industria e Comercio (BRL)(c)(f)(i)	20,000	232,277
		793,283

Canada (14.2%)
Bombardier, Inc. (Class B) (CAD) (f)(i)	280,000	1,215,157
CAE, Inc. (CAD) (f)(i)	55,000	699,506
Canam Group, Inc. (CAD)(f)	55,000	704,683
IAMGOLD Corp. (CAD) (f)	215,000	714,474
Penn West Petroleum, Ltd. (CAD)(f)(i)	50,000	417,510
Yamana Gold, Inc. (CAD) (f)(i)	80,000	689,856
		4,441,186

China (3.9%)
Wasion Group Holdings, Ltd. (HKD)(c)(f)	2,000,000	1,225,270

Germany (5.5%)
DMG Mori Seiki AG (EUR)(c)(f)(i)	20,000	638,237
Einhell Germany AG (EUR)(c)(f)	10,000	419,149
KSB AG (EUR)(c)(f)	1,000	660,195
		1,717,581

Hong Kong (8.5%)
Cathay Pacific Airways, Ltd. (HKD)(c)(f)(i)	375,000	794,574
Clear Media, Ltd. (HKD)(f)	1,000,000	856,299
Keck Seng Investments (HKD)(f)	1,600,000	1,000,735
		2,651,608

Ireland (2.4%)
Trinity Biotech PLC (ADR)	30,000	754,200

Japan (30.1%)
Alps Logistics Co., Ltd. (JPY)(c)(f)	75,000	761,973
Fuji Pharma Co., Ltd. (JPY)(c)(f)	40,000	711,120
Fukuda Denshi Co., Ltd. (JPY)(c)(f)	28,000	1,141,493
Japan Pure Chemical Co., Ltd. (JPY)(c)(f)	150	306,951
Kurita Water Industries, Ltd. (JPY)(c)(f)(i)	40,000	829,807
Medikit Co., Ltd. (JPY)(c)(f)	20,000	577,343
Ministop Co., Ltd. (JPY)(c)(f)	60,000	936,961
Miraial Co., Ltd. (JPY)(c)(f)	40,000	597,854
NIFCO, Inc. (JPY)(c)(f)	12,000	318,296
Nippon Seiki Co., Ltd. (JPY)(c)(f)	80,000	1,549,283
Takamatsu Construction Group Co., Ltd. (JPY)(c)(f)	40,000	718,979
Yokogawa Electric Corp. (JPY)(c)(f)(i)	30,000	461,244
Yushin Precision Equipment Co., Ltd. (JPY)(c)(f)	25,000	543,969
		9,455,273

Kazakhstan (4.6%)
Halyk Savings Bank of Kazakhstan JSC (GDR)(c)(i)	75,000	770,071
KazMunaiGas Exploration Production JSC (GDR)(i)	43,047	675,838
		1,445,909

Malaysia (0.8%)
Wah Seong Corp. Bhd (MYR)(c)(f)	504,545	254,405

Norway (0.9%)
TGS Nopec Geophysical Co. ASA (NOK)(c)(f)(i)	10,000	265,717

Russia (2.3%)
VSMPO-AVISMA Corp.(c)(i)	3,160	728,081

South Korea (11.2%)
Daekyo Co., Ltd. (KRW)(c)(f)	125,000	864,907
Mirae Asset Securities Co., Ltd. (KRW)(c)(f)(i)	30,000	1,094,215
NongShim Co., Ltd. (KRW)(c)(f)	3,500	833,232
Samsung Securities Co., Ltd. (KRW)(c)(f)(i)	17,500	731,721
		3,524,075

Ukraine (1.1%)
Avangardco Investments Public, Ltd. (GDR)(a)	30,000	352,500

TOTAL COMMON STOCKS (Cost $23,477,282)		$27,743,749

PREFERRED STOCK (4.4%)
Brazil (4.4%)
Banco ABC Brasil SA (BRL)(c)(f)	150,000	801,649
Cia de Saneamento do Parana (BRL)(c)(f)	200,000	574,759
		1,376,408

TOTAL PREFERRED STOCK (Cost $1,303,815)		$1,376,408

	INTEREST	PAR
SHORT-TERM INVESTMENTS (6.1%)	RATE	AMOUNT	VALUE
Time Deposits (6.1%)
Wells Fargo (Grand Cayman)(c)(d)	0.03%	$1,914,569	$1,914,569

TOTAL SHORT-TERM INVESTMENTS (Cost $1,914,569)			$1,914,569

TOTAL INVESTMENTS – (98.9%) (Cost $26,695,666)			31,034,726
OTHER ASSETS AND LIABILITIES, NET – (1.1%)			351,877
TOTAL NET ASSETS – (100.0%)			$31,386,603

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Affiliated company. See Note 12 to Notes to Financial Statements.
(c)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.
(d)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2013.
(e)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Financial Statements.
(f)	Traded in a foreign country.
(g)	Less than 0.005% of net assets.
(h)	Includes $3,800,000 of cash which is being held as collateral for written options.
(i)	All or a portion of the security is pledged as collateral on futures. The aggregate market value of the collateralized securities totals $10,728,200 as of December 31, 2013. See Note 4 in Notes to Financial Statements.

Common Abbreviations:

ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
ASA	Allmennaksjeselskap is the Norwegian term for a public limited company.
Bhd	Berhad is a Malaysian term for private company.
GDR	Global Depositary Receipt.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
JSC	Joint Stock Company is a company which has the capital of its members pooled in a common fund.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	Sociedad Anonima is the Spanish equivalent of a publicly held corporation.

Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MYR	Malaysian Ringgit
NOK	Norwegian Krone

Percentages are stated as a percent of net assets.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International (MSCI) and are also not covered by the Report of Independent Registered Public Accounting Firm.

Foreign country classifications for each security are generally determined by referencing country of domicile sourced from Factset Research Systems, Inc.

The accompanying Notes to Financial Statements are an integral part of these Statements.

18

INTERNATIONAL VALUE FUND – SCHEDULE OF OPEN FUTURES CONTRACTS

December 31, 2013

				underlying face amount	unrealized appreciation/
description	position	contracts	expiration date	at value (Note 4)	(depreciation)
Euro FX Currency Future	Short	(14)	6/17/14	$(2,413,075)	$(866)
Japanese Yen FX Currency Future	Short	(70)	3/18/14	(8,315,125)	310,284
TOTAL FUTURES CONTRACTS SOLD				$(10,728,200)	$309,418

The accompanying Notes to Financial Statements are an integral part of these Statements.

19

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	SELECT	VALUE	VALUE	international
	VALUE FUND	PLUS Fund	FUND	VALUE fund
ASSETS:
Investments in securities, at cost(a)	$547,951,452	$2,440,895,916	$940,087,255	$26,695,666
Investments in securities, at value	$700,633,504	$1,408,199,793	$978,332,608	$31,034,726
Investments in affiliates, at value (See Note 12)	8,886,903	1,739,323,510	297,891,013	—
Total Investments, at value	709,520,407	3,147,523,303	1,276,223,621	31,034,726
Segregated Cash	—	—	3,800,000	—
Foreign currency, at value (cost $0, $0, $7,989 and $7,709, respectively)	—	—	8,002	7,722
Receivable for securities sold	—	6,899,361	1,465,929	781
Receivable due from variation margin	—	—	—	309,418
Accrued dividends and interest	906,242	3,323,120	297,057	14,353
Receivable for capital shares issued	1,168,780	2,599,082	221,041	307,336
Prepaid expenses	20,522	57,734	21,912	5,515
Total Assets	711,615,951	3,160,402,600	1,282,037,562	31,679,851

LIABILITIES:
Written options, at value (proceeds $0, $0, $157,997 and $0, respectively) (See Note 4)	—	—	140,000	—
Payable due to broker for futures	—	—	—	41,843
Payable for securities purchased	248,361	3,005,418	7,918,105	209,803
Payable for capital shares redeemed	780,357	23,064,726	5,449,623	2,708
Accrued expenses
Fund accounting fees	11,816	50,333	21,563	2,606
Transfer agency fees	120,318	571,369	170,099	7,556
Custody fees	7,298	26,343	16,922	9,851
Audit fees	9,131	9,488	9,178	17,372
Legal fees	—	—	—	42
Printing fees	4,769	10,720	16,154	220
Other	12,741	96,496	16,865	1,247
Total Liabilities	1,194,791	26,834,893	13,758,509	293,248
TOTAL NET ASSETS	$710,421,160	$3,133,567,707	$1,268,279,053	$31,386,603

NET ASSETS CONSIST OF:
Paid-in capital	$543,140,430	$2,416,983,872	$917,885,580	$29,646,855
Accumulated undistributed net investment income (loss)	339,606	—	(11,470,070)	(1,345,368)
Accumulated undistributed gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	5,372,169	9,956,448	25,712,462	(1,563,319)
Net unrealized appreciation on investments	161,568,955	706,627,387	336,151,081	4,648,435
TOTAL NET ASSETS	$710,421,160	$3,133,567,707	$1,268,279,053	$31,386,603

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$488,525,600	$1,784,319,866	$1,180,293,071	$31,386,603
Shares outstanding	14,462,941	49,812,838	24,527,283	2,865,011

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$33.78	$35.82	$48.12	$10.96
INSTITUTIONAL CLASS:
Net assets	$221,895,560	$1,349,247,841	$87,985,982
Shares outstanding	6,579,640	37,743,218	1,803,989
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$33.72	$35.75	$48.77

(a)	Includes cost of investments in affiliates of $3,906,476, $1,347,701,886, $246,639,984 and $0 for the Select Value, Value Plus, Value and International Value Funds, respectively. See Note 12 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2013

	SELECT	value	value
	value fund	plus fund	fund
INVESTMENT INCOME:
Dividends(a)	$11,729,599	$49,703,034	$7,884,244
Interest	2,691	4,133	31,366
Securities lending	—	—	105,679
Foreign taxes withheld	(393,664)	—	(1,055,388)
Total Investment Income	11,338,626	49,707,167	6,965,901

EXPENSES:
Management fees	5,161,657	21,123,621	8,934,217
Distribution fees - Investor Class	1,207,243	4,353,030	1,911,953
Transfer agency fees	804,393	3,511,222	1,127,126
Fund accounting fees	136,098	585,328	239,427
Custodian fees	44,161	168,192	101,326
Printing and communication fees	17,913	40,485	60,755
Postage fees	29,168	270,003	36,005
Legal fees	8,859	39,268	21,483
Registration fees	53,184	123,399	53,733
Directors’ fees	37,526	164,280	65,462
Audit and tax fees	49,090	31,280	39,339
Insurance fees	29,896	120,523	50,111
Other expenses	29,536	109,975	49,546
Total Expenses	7,608,724	30,640,606	12,690,483
NET INVESTMENT IN COME (LOSS)	3,729,902	19,066,561	(5,724,582)

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	109,278,744	331,213,830	130,091,268
Investments - Affiliated securities	4,512,047	33,406,391	11,976,968
Written options	—	—	2,960,962
Foreign currency translation	(563,682)	—	3,042,521
Net change in unrealized appreciation (depreciation) on:
Investments	88,821,763	505,805,727	201,290,108
Written options.	172,090	—	(96,108)
Foreign currency translation	(33,254)	—	(10,369,766)
TOTAL REALIZED & UNREALIZED NET GAINS ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	202,187,708	870,425,948	338,895,953
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$205,917,610	$889,492,509	$333,171,371

(a)	Including $179,828, $22,006,124 and $1,817,170 received from affiliated issuers held by the Select Value, Value Plus and Value Funds, respectively. See Note 12 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

21

STATEMENTS OF OPERATIONS (CONTINUED)

	INTERNATIONAL VALUE FUND
	For the Period
	June 1, 2013 to	For the Year Ended
	December 31, 2013(a)	May 31, 2013
INVESTMENT INCOME:
Dividends	$455,023	$572,633
Interest	407	271
Foreign taxes withheld	(25,485)	—
Total Investment Income	429,945	572,904

EXPENSES:
Management fees	144,629	191,052
Distribution fees - Investor Class	42,538	56,192
Transfer agency fees	29,401	76,514
Fund accounting fees	32,516	83,982
Custodian fees	21,249	18,880
Printing and communication fees	1,949	12,719
Legal fees	3,225	18,118
Registration fees	616	22,420
Directors’ fees	409	6,909
Audit and tax fees	46,015	20,998
Chief compliance officer fees and expenses	4,667	13,989
Other expenses	14,350	9,310
Total Expenses before waivers	341,564	531,083
Expenses waived by investment advisor (See Note 7)	(88,037)	(143,894)
Total Expenses after waivers	253,527	387,189
NET INVESTMENT INCOME	176,418	185,715

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	(695,453)	1,161,786
Futures contracts	278,797	447,299
Foreign currency translation	(63,115)	(20,647)
Net change in unrealized appreciation (depreciation) on:
Investments	2,220,502	5,070,103
Futures contracts	(106,922)	283,289
Foreign currency translation	5,987	(1,382,093)
TOTAL REALIZED & UNREALIZED NET GAINS ON INVESTMENTS, FUTURES AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	1,639,796	5,559,737
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,816,214	$5,745,452

(a)	Effective December 31, 2013, the International Value Fund changed its fiscal year end from May 31 to December 31.

The accompanying Notes to Financial Statements are an integral part of these Statements.

22

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		VALUE PLUS FUND
	For The Year Ended	For The Year Ended	For The Year Ended	For The Year Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
FROM INVESTMENT OPERATIONS:
Net investment income	$3,729,902	$3,910,939	$19,066,561	$38,190,324
Net realized gains on:
Investments	113,790,791	37,854,891	364,620,221	99,811,537
Foreign currency translations	(563,682)	—	—	—
Net change in unrealized appreciation on:
Investments	88,821,763	44,336,682	505,805,727	131,182,910
Written options	172,090	(172,090)	—	—
Foreign currency translation	(33,254)	—	—	—
Net increase in net assets resulting from operations	205,917,610	85,930,422	889,492,509	269,184,771

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(1,559,414)	(2,043,170)	(7,451,131)	(18,766,548)
Institutional Class	(1,436,704)	(1,436,765)	(9,692,199)	(15,628,453)
Net realized gains on investments
Investor Class	(68,160,153)	(15,430,612)	(174,581,615)	(42,946,075)
Institutional Class	(31,020,143)	(5,817,098)	(132,801,449)	(28,195,688)
Net decrease in net assets resulting from distributions paid	(102,176,414)	(24,727,645)	(324,526,394)	(105,536,764)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	73,872,891	81,651,131	319,988,474	337,350,897
Dividends reinvested	68,860,080	17,300,785	180,346,229	60,821,747
Value of shares redeemed(a)	(185,476,409)	(255,023,843)	(657,325,865)	(570,649,829)
Total Investor Class	(42,743,438)	(156,071,927)	(156,991,162)	(172,477,185)
Institutional Class
Proceeds from shares issued	39,968,948	44,020,380	451,015,246	584,642,955
Dividends reinvested	31,840,261	7,093,500	138,509,659	42,123,015
Value of shares redeemed(a)	(53,932,369)	(54,168,177)	(534,157,227)	(169,451,953)
Total Institutional Class	17,876,840	(3,054,297)	55,367,678	457,314,017
Net increase (decrease) in net assets derived from capital transactions	(24,866,598)	(159,126,224)	(101,623,484)	284,836,832

TOTAL INCREASE (DECREASE) IN NET ASSETS	78,874,598	(97,923,447)	463,342,631	448,484,839
NET ASSETS AT THE BEGINNING OF THE PERIOD	631,546,562	729,470,009	2,670,225,076	2,221,740,237
NET ASSETS AT THE END OF THE PERIOD*	$710,421,160	$631,546,562	$3,133,567,707	$2,670,225,076
*INCLUDES ACCUMULATED undistributed NET INVESTMENT INCOME	$339,606	$—	$—	$—

(a) Value of shares redeemed includes amounts for early redemption fees. See Note 8 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

23

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	VALUE FUND		INTERNATIONAL VALUE FUND
			For the Period
	For The Year Ended	For The Year Ended	June 1, 2013 to	For The Year Ended	For The Year Ended
	December 31,	December 31,	December 31,	May 31,	May 31,
	2013	2012	2013(a)	2013	2012
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$(5,724,582)	$1,347,146	$176,418	$185,715	$53,131
Net realized gains (losses) on:
Investments	142,068,236	100,530,161	(695,453)	1,161,786	(1,852,033)
Futures contracts	—	—	278,797	447,299	(763,929)
Written options	2,960,962	4,032,664	—	—	—
Foreign currency translations	3,042,521	—	(63,115)	(20,647)	(28,092)
Net change in unrealized appreciation on:
Investments	201,290,108	43,404,382	2,220,502	5,070,103	(2,421,538)
Futures contracts	—	—	(106,922)	283,289	149,330
Written options	(96,108)	102,006	—	—	—
Foreign currency translation	(10,369,766)	—	5,987	(1,382,093)	(1,637)
Net increase (decrease) in net assets resulting from operations	333,171,371	149,416,359	1,816,214	5,745,452	(4,864,768)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(9,563,229)	—	(1,324,811)	(387,588)	(81,515)
Institutional Class	(820,800)	—	—	—	—
Net realized gains on investments
Investor Class	(114,767,650)	(71,098,035)	—	—	—
Institutional Class	(8,361,364)	(6,101,255)	—	—	—
Total distributions to shareholders	(133,513,043)	(77,199,290)	(1,324,811)	(387,588)	(81,515)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	49,876,441	57,035,454	2,154,195	6,418,169	7,731,888
Dividends reinvested	120,552,497	69,046,254	1,296,955	375,585	81,437
Value of shares redeemed(b)	(227,182,190)	(209,604,071)	(556,572)	(1,583,093)	(4,406,681)
Total Investor Class	(56,753,252)	(83,522,363)	2,894,578	5,210,661	3,406,644
Institutional Class
Proceeds from shares issued	14,494,296	24,132,934	—	—	—
Dividends reinvested	9,090,164	6,053,780	—	—	—
Value of shares redeemed(b)	(42,036,428)	(11,261,890)	—	—	—
Total Institutional Class	(18,451,968)	18,924,824	—	—	—
Net increase (decrease) in net assets derived from capital transactions	(75,205,220)	(64,597,539)	2,894,578	5,210,661	3,406,644

TOTAL INCREASE (DECREASE) IN NET ASSETS	124,453,108	7,619,530	3,385,981	10,568,525	(1,539,639)
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,143,825,945	1,136,206,415	28,000,622	17,432,097	18,971,736
NET ASSETS AT THE END OF THE PERIOD*	$1,268,279,053	$1,143,825,945	$31,386,603	$28,000,622	$17,432,097
*INCLUDes ACCUMULATED undistributed net investment loss and distributions in excess of net investment income	$(11,470,070)	$(34,990)	$(1,345,368)	$(173,976)	$(65,037)

(a)	Effective December 31, 2013, the International Value Fund changed its fiscal year end from May 31 to December 31.
(b)	Value of shares redeemed includes amounts for early redemption fees. See Note 8 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

24

FINANCIAL HIGHLIGHTS – SELECT VALUE FUND

	For the Year Ended December 31,

Investor Class	2013	2012	2011	2010	2009

PER SHARE DATA
Net asset value, beginning of period	$29.16	$26.81	$29.18	$24.91	$18.07
Income (loss) from investment operations:(a)
Net investment income	0.15 (b)	0.15	0.14	0.16	0.14
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	10.04 (b)	3.33	(2.09)	4.27	6.84
Total income (loss) from investment operations	10.19	3.48	(1.95)	4.43	6.98
Less distributions from:
Net investment income	(0.12)	(0.13)	(0.13)	(0.16)	(0.14)
Net realized gains on investments	(5.45)	(1.00)	(0.29)	—	—
Total distributions	(5.57)	(1.13)	(0.42)	(0.16)	(0.14)
Net asset value, end of period	$33.78	$29.16	$26.81	$29.18	$24.91
TOTAL RETURN	35.07%	13.03%	(6.68)%	17.77%	38.63%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$488,526	$456,456	$565,978	$600,235	$390,476
Percentage of expenses to average net assets	1.20%	1.21%	1.22%	1.23%	1.27%
Percentage of net investment income to average net assets	0.44%	0.47%	0.52%	0.67%	0.62%
Portfolio turnover rate(c)	57%	27%	47%	51%	53%

	For the Year Ended December 31,

Institutional Class	2013	2012	2011	2010	2009

PER SHARE DATA
Net asset value, beginning of period	$29.13	$26.79	$29.18	$24.89	$18.05
Income (loss) from investment operations:(a)
Net investment income	0.27 (b)	0.22	0.22	0.23	0.21
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	10.02 (b)	3.37	(2.09)	4.29	6.84
Total income (loss) from investment operations	10.29	3.59	(1.87)	4.52	7.05
Less distributions from:
Net investment income	(0.25)	(0.25)	(0.23)	(0.23)	(0.21)
Net realized gains on investments	(5.45)	(1.00)	(0.29)	—	—
Total distributions	(5.70)	(1.25)	(0.52)	(0.23)	(0.21)
Net asset value, end of period	$33.72	$29.13	$26.79	$29.18	$24.89
TOTAL RETURN	35.45%	13.43%	(6.42)%	18.15%	39.02%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$221,896	$175,090	$163,492	$87,966	$46,820
Percentage of expenses to average net assets before waivers	0.88%	0.89%	0.91%	0.96%	0.94%
Percentage of expenses to average net assets after waivers	0.88%	0.89%	0.91%	0.96%	0.94%
Percentage of net investment income to average net assets before waivers	0.78%	0.78%	0.84%	0.96%	0.93%
Percentage of net investment income to average net assets after waivers	0.78%	0.78%	0.84%	0.96%	0.93%
Portfolio turnover rate(c)	57%	27%	47%	51%	53%

(a) Redemption fees represent less than $.01 on a per share basis.

(b) Calculated using the average shares method.

(c) Portfolio turnover rate is calculated at the Fund level.

The accompanying Notes to Financial Statements are an integral part of these Statements.

25

FINANCIAL HIGHLIGHTS – VALUE PLUS FUND

	For the Year Ended December 31,

Investor Class	2013	2012	2011	2010	2009

PER SHARE DATA
Net asset value, beginning of period	$29.69	$27.72	$29.82	$23.41	$18.70
Income (loss) from investment operations:(a)
Net investment income	0.17 (b)	0.42	0.19	0.12	0.15
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	9.97 (b)	2.73	(1.79)	6.55	4.75
Total income (loss) from investment operations	10.14	3.15	(1.60)	6.67	4.90
Less distributions from:
Net investment income	(0.16)	(0.36)	(0.18)	(0.10)	(0.19)
Net realized gains on investments	(3.85)	(0.82)	(0.32)	(0.16)	—
Total distributions	(4.01)	(1.18)	(0.50)	(0.26)	(0.19)
Net asset value, end of period	$35.82	$29.69	$27.72	$29.82	$23.41
TOTAL RETURN	34.15%	11.38%	(5.37)%	28.50%	26.37%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,784,320	$1,612,756	$1,668,179	$1,425,625	$769,468
Percentage of expenses to average net assets before waivers	1.14%	1.16%	1.16%	1.17%	1.21%
Percentage of expenses to average net assets after waivers	1.14%	1.16%	1.16%	1.17%	1.21%
Percentage of net investment income to average net assets before waivers	0.51%	1.43%	0.76%	0.61%	0.70%
Percentage of net investment income to average net assets after waivers	0.51%	1.43%	0.76%	0.61%	0.70%
Portfolio turnover rate(c)	32%	27%	11%	31%	69%

	For the Year Ended December 31,

Institutional Class	2013	2012	2011	2010	2009

PER SHARE DATA
Net asset value, beginning of period	$29.64	$27.69	$29.80	$23.40	$18.72
Income (loss) from investment operations:(a)
Net investment income	0.27 (b)	0.44	0.28	0.21	0.15
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	9.97 (b)	2.78	(1.79)	6.53	4.79
Total income (loss) from investment operations	10.24	3.22	(1.51)	6.74	4.94
Less distributions from:
Net investment income	(0.28)	(0.45)	(0.28)	(0.18)	(0.26)
Net realized gains on investments	(3.85)	(0.82)	(0.32)	(0.16)	—
Total distributions	(4.13)	(1.27)	(0.60)	(0.34)	(0.26)
Net asset value, end of period	$35.75	$29.64	$27.69	$29.80	$23.40
TOTAL RETURN	34.53%	11.67%	(5.07)%	28.85%	26.70%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,349,248	$1,057,469	$553,561	$164,264	$61,060
Percentage of expenses to average net assets before waivers	0.84%	0.90%	0.87%	0.86%	1.03%
Percentage of expenses to average net assets after waivers	0.84%	0.90%	0.87%	0.86%	0.99%
Percentage of net investment income to average net assets before waivers	0.80%	1.70%	1.14%	0.98%	0.88%
Percentage of net investment income to average net assets after waivers	0.80%	1.70%	1.14%	0.98%	0.92%
Portfolio turnover rate(c)	32%	27%	11%	31%	69%

(a) Redemption fees represent less than $.01 on a per share basis.

(b) Calculated using the average shares method.

(c) Portfolio turnover rate is calculated at the Fund level.

The accompanying Notes to Financial Statements are an integral part of these Statements.

26

FINANCIAL HIGHLIGHTS – VALUE FUND

	For the Year Ended December 31,

Investor Class	2013		2012	2011	2010	2009

PER SHARE DATA
Net asset value, beginning of period	$40.66		$38.31	$43.82	$36.18	$25.04
Income (loss) from investment operations:(a)
Net investment income (loss)	(0.23	)(b)	0.10	(0.05)	(0.03)	(0.06)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	13.28	(b)	5.17	(2.99)	7.73	11.20
Total income (loss) from investment operations	13.05		5.27	(3.04)	7.70	11.14
Less distributions from:
Net investment income	(0.43)		—	—	—	—
Net realized gains on investments	(5.16)		(2.92)	(2.47)	(0.06)	—
Total distributions	(5.59)		(2.92)	(2.47)	(0.06)	—
Net asset value, end of period	$48.12		$40.66	$38.31	$43.82	$36.18
TOTAL RETURN	32.11%		13.83%	(6.92)%	21.28%	44.49%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,180,293		$1,052,104	$1,068,687	$1,293,235	$1,167,784
Percentage of expenses to average net assets before waivers	1.08%		1.09%	1.10%	1.14%	1.18%
Percentage of expenses to average net assets after waivers	1.08%		1.09%	1.10%	1.14%	1.18%
Percentage of net investment income (loss) to average net assets before waivers	(0.49)%		0.10%	(0.42)%	(0.43)%	(0.42)%
Percentage of net investment income (loss) to average net assets after waivers	(0.49)%		0.10%	(0.42)%	(0.43)%	(0.42)%
Portfolio turnover rate(c)	32%		24%	25%	29%	37%

	For the Year Ended December 31,

Institutional Class	2013		2012	2011	2010	2009

PER SHARE DATA
Net asset value, beginning of period	$41.13		$38.67	$44.12	$36.36	$25.10
Income (loss) from investment operations:(a)
Net investment income (loss)	(0.16	)(b)	(0.42)	(1.45)	0.19	0.01
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	13.47	(b)	5.80	(1.53)	7.63	11.25
Total income (loss) from investment operations	13.31		5.38	(2.98)	7.82	11.26
Less distributions from:
Net investment income	(0.51)		—	—	—	—
Net realized gains on investments	(5.16)		(2.92)	(2.47)	(0.06)	—
Total distributions	(5.67)		(2.92)	(2.47)	(0.06)	—
Net asset value, end of period	$48.77		$41.13	$38.67	$44.12	$36.36
TOTAL RETURN	32.37%		13.98%	(6.73)%	21.50%	44.86%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$87,986		$91,722	$67,520	$49,880	$57,522
Percentage of expenses to average net assets before waivers	0.91%		0.93%	0.91%	0.95%	0.94%
Percentage of expenses to average net assets after waivers	0.91%		0.93%	0.91%	0.95%	0.94%
Percentage of net investment income (loss) to average net assets before waivers	(0.34)%		0.32%	(0.22)%	(0.26)%	(0.18)%
Percentage of net investment income (loss) to average net assets after waivers	(0.34)%		0.32%	(0.22)%	(0.26)%	(0.18)%
Portfolio turnover rate(c)	32%		24%	25%	29%	37%

(a)  Redemption fees represent less than $.01 on a per share basis.

(b)  Calculated using the average shares method.

(c)  Portfolio turnover rate is calculated at the Fund level.

The accompanying Notes to Financial Statements are an integral part of these Statements.

27

FINANCIAL HIGHLIGHTS – INTERNATIONAL VALUE FUND

	For the Period
	June 1, 2013 to		For the Year Ended May 31,		For the
	December 31,				Period Ended
Investor Class	2013(a)		2013	2012	May 31, 2011(b)

PER SHARE DATA
Net asset value, beginning of period	$10.79		$8.34	$10.93	$10.00
Income (loss) from investment operations:(c)(d)
Net investment income	0.07		0.08	0.03	0.13
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	0.59		2.55	(2.58)	0.80
Total income (loss) from investment operations	0.66		2.63	(2.55)	0.93
Less distributions from:
Net investment income	(0.49)		(0.18)	(0.04)	—
Total distributions	(0.49)		(0.18)	(0.04)	—
Net asset value, end of period	$10.96		$10.79	$8.34	$10.93
TOTAL RETURN(e)	6.13	%(f)	31.64%	(23.39)%	9.40	%(f)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$31,387		$28,001	$17,432	$18,972
Percentage of expenses to average net assets before waivers	2.00	%(g)	2.36%	2.69%	4.23	%(g)
Percentage of expenses to average net assets after waivers	1.49	%(g)	1.72%	1.75%	1.75	%(g)
Percentage of net investment income (loss) to average net assets before waivers	1.55	%(g)	0.19%	(0.64)%	(0.58	)%(g)
Percentage of net investment income to average net assets after waivers	1.04	%(g)	0.83%	0.30%	1.90	%(g)
Portfolio turnover rate	16	%(f)	51%	82%	22	%(f)

(a)	Effective December 31, 2013, the International Value Fund changed its fiscal year end from May 31 to December 31.
(b)	The Predecessor Fund commenced operations on October 1, 2010.
(c)	Redemption fees represent less than $.01 on a per share basis.
(d)	Calculated using the average shares method.
(e)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(f)	Not annualized.
(g)	Annualized.

The accompanying Notes to Financial Statements are an integral part of these Statements.

28

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Value Plus Fund, Value Fund, and International Value Fund (each a “Fund” and collectively, the “Funds”; 100,000,000, 100,000,000, 150,000,000, and 100,000,000 shares authorized respectively), each of which is a diversified fund, are issued by the Corporation. The Select Value Fund, Value Plus Fund, and Value Fund offer Investor Class and Institutional Class shares. The Institutional Class commenced operations on May 1, 2008. The International Value Fund offers an Investor Class. The International Value Fund was a previously operational fund which was a series of Trust for Professional Managers (the “Predecessor Fund”), a Delaware statutory trust. On April 29, 2013, the Board of Directors of the Corporation (the “Board”) approved the reorganization into the International Value Fund, a newly formed series of the Corporation. The International Value Fund’s fiscal year end changed from May 31 to December 31. The inception date of the Predecessor Fund is October 1, 2010.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the Composite Market. Lacking any sales, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 in the FASB ASC Topic 820 hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During 2013, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Generally Accepted Accounting Principles (GAAP) require that permanent financial reporting and tax differences be reclassified to paid-in capital. Accordingly, at December 31, 2013, the following reclassifications were made to increase (decrease) such amounts.

FUND	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED (LOSSES) ON INVESTMENTS	PAID IN CAPITAL
Select Value Fund	$(394,178)	$(16,919,928)	$17,314,106
Value Plus Fund	(1,923,231)	(59,388,699)	61,311,930
Value Fund	4,673,531	(17,605,029)	12,931,498
International Value Fund	(22,999)	23,002	(3)

Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	Investment income and realized and unrealized gains or losses on investments, futures, options and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

(f)	At December 31, 2013, the Value Fund had 6.05% of net assets that were illiquid as defined pursuant to guidelines established by the Board.

(g)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of December 31, 2013, the Funds did not hold any restricted securities.

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(h)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(i)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Funds follow the Fair Value Statement, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.

•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes short term investments in time deposits, international securities that use a systematic fair valuation model, and portfolio securities lacking any sales referenced in Note 2.

•	Level 3 - Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2013:

		LEVEL 2	LEVEL 3
	LEVEL 1	Other Significant	Significant
Fund Name	Quoted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	TOTAL
Heartland Select Value Fund
Common Stocks	$704,124,541	$—	$—	$704,124,541
Short-Term Investments	—	5,395,866	—	5,395,866
Heartland Value Plus Fund
Common Stocks	3,144,979,263	—	—	3,144,979,263
Short-Term Investments	—	2,544,040	—	2,544,040
Heartland Value Fund
Common Stocks	1,113,950,021	38,015,375	—	1,151,965,396
Short-Term Investments	—	124,258,225	—	124,258,225
Other Financial Instruments(4)
Written Options	—	(140,000)	—	(140,000)
Heartland International Value Fund
Common Stocks
Australia	—	134,661	—	134,661
Brazil	—	793,283	—	793,283
Canada	4,441,186	—	—	4,441,186
China	—	1,225,270	—	1,225,270
Germany	—	1,717,581	—	1,717,581
Hong Kong	1,857,034	794,574	—	2,651,608
Ireland	754,200	—	—	754,200
Japan	—	9,455,273	—	9,455,273
Kazakhstan	675,838	770,071	—	1,445,909
Malaysia	—	254,405	—	254,405
Norway	—	265,717	—	265,717
Russia	—	728,081	—	728,081
South Korea	—	3,524,075	—	3,524,075
Ukraine	352,500	—	—	352,500
Total Common Stocks	8,080,758	19,662,991	—	27,743,749
Preferred Stock	—	1,376,408	—	1,376,408
Short-Term Investments	—	1,914,569	—	1,914,569
Other Financial Instruments(4)
Futures Contracts	309,418	—	—	309,418

(1)	The Funds measure transfers between levels as of the beginning and end of the financial reporting period. Transfers between Level 1 and Level 2 as of December 31, 2013 resulted from securities priced using a systematic fair valuation model or quoted prices which were not active at either the beginning or end of the period.

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Security amounts in the Value and International Value Funds that were transferred into and out of Levels 1 and 2 at December 31, 2013 were as follows:

Value Fund	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$5,466,750	$—	$—	$5,466,750
Short-Term Investments	—	—	—	—
Total	$5,466,750	$—	$—	$5,466,750

International Value Fund	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$856,299	$2,598,384	$2,598,384	$856,299
Short-Term Investments	—	—	—	—
Total	$856,299	$2,598,384	$2,598,384	$856,299

(2)	For detailed industry descriptions and common stocks identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.

(3)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the period or year ended December 31, 2013, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(4)	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls, covered puts, and futures, which are valued at net unrealized appreciation (depreciation).

(4)	DERIVATIVE INSTRUMENTS

The Derivatives Statement requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures, options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

WARRANTS

Each Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. As of December 31, 2013, the Funds did not hold any warrants.

FUTURES CONTRACTS

Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The average notional amount of long and short futures contracts held by the International Value Fund during the period was $0 and $8,468,602, respectively. As of December 31, 2013, the Select Value, Value Plus, and Value Funds had no open futures positions.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The fair value of derivative instruments held by the International Value Fund as reported in the Schedule of Open Futures Contracts as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Asset Derivative	Value	Liability Derivative	Value
Foreign Exchange Currency Contracts – Futures	Net assets – Unrealized appreciation*	$310,284	Net assets – Unrealized depreciation*	$866
Total		$310,284		$866

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts.

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The effect of derivative instruments held by the International Value Fund on the Statements of Operations for the period ended December 31, 2013 was as follows:

AMOUNT OF REALIZED GAIN ON futures RECOGNIZED IN INCOME
Derivatives not accounted for as hedging instruments	Futures Contracts
Foreign Exchange Currency Contracts - Futures	$278,797
Total	$278,797

CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
Derivatives not accounted for as hedging instruments	Futures Contracts
Foreign Exchange Currency Contracts - Futures	$(106,922)
Total	$(106,922)

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Select Value Fund and Value Fund had the following transactions in written covered call/put options during the year ended December 31, 2013:

	SELECT VALUE FUND
	NUMBER OF
	CONTRACTS	PREMIUMS
Balance at December 31, 2012	3,750	$90,410
Options Exercised	(3,750)	(90,410)
Balance at December 31, 2013	—	$—

	VALUE FUND
	NUMBER OF
	CONTRACTS	PREMIUMS
Balance at December 31, 2012	13,900	$1,079,605
Options Written	128,421	6,802,693
Options Expired	(69,030)	(3,621,631)
Options Closed	(1,654)	(100,214)
Options Exercised	(69,637)	(4,002,456)
Balance at December 31, 2013	2,000	$157,997

		WRITTEN
	NUMBER OF	OPTIONS AT
FUND NAME	CONTRACTS	VALUE*
VALUE FUND
Myriad Genetics, Inc., $19.00, 2/22/14 (Covered Put)	(2,000)	(140,000)
Total Written Options	(2,000)	$(140,000)

*	Amounts reflect a liability of the Fund which is included on the Statements of Assets and Liabilities.

Statements of Assets and Liabilities - Fair Value of Derivative Instruments as of December 31, 2013:

	Statements of Assets and	Value Fund
	Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts (Written Options)	Written options, at value	$(140,000)
		$(140,000)

The effect of derivatives instruments on the Statements of Operations for the year ended December 31, 2013:

		Realized Gain	Change in Unrealized
	Location of Gain (Losses) on	on Derivatives	Gain (Losses) on Derivatives
	Derivatives Recognized in Income	Recognized in Income	Recognized in Income
SELECT VALUE FUND
Equity Contracts (Written Options)	Net realized gains (losses) on: Written options/Net change in unrealized appreciation (depreciation) on: Written options	$—	$172,090
		$—	$172,090

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		Realized Gain	Change in Unrealized
	Location of Gain (Losses) on	on Derivatives	Gain (Losses) on Derivatives
	Derivatives Recognized in Income	Recognized in Income	Recognized in Income
VALUE FUND
Equity Contracts (Written Options)	Net realized gains (losses) on: Written options/Net change in unrealized appreciation (depreciation) on: Written options	$2,960,962	$(96,108)
		$2,960,962	$(96,108)

Offsetting arrangements

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. The following table presents derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2013.

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
			NET AMOUNTS
	GROSS AMOUNTS OF	GROSS AMOUNTS OFFSET	PRESENTED IN THE
	RECOGNIZED	IN THE STATEMENTS OF	STATEMENTS OF ASSETS	FINANCIAL	CASH COLLATERAL
DESCRIPTION	LIABILITIES	ASSETS AND LIABILITIES	AND LIABILITIES	INSTRUMENTS(1)	PLEDGED(1)	NET AMOUNT
Value Fund
Written Options	$140,000	$—	$140,000	$—	$(140,000)	$—
Total	$140,000	$—	$140,000	$—	$(140,000)	$—
International Value Fund
Futures	$41,843	$—	$41,843	$(41,843)	$—	$—
Total	$41,843	$—	$41,843	$(41,843)	$—	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

(5)	SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011 (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the market value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.

Income generated from securities lending is presented in the Statements of Operations. The Funds did not have any securities on loan as of December 31, 2013. The Select Value Fund, Value Plus Fund, and International Value Fund did not engage in securities lending during the reporting period.

(6)	CREDIT FACILITY

Brown Brothers Harriman & Co. has made available through December 2, 2014 to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstances that Heartland Advisors, Inc. (the “Advisor”) believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds rate plus 2.00%. Commitment fees are computed at a rate per annum equal to 0.13% of the Funds’ unutilized credit payable quarterly in arrears. The Funds did not utilize this credit facility during the year ended December 31, 2013.

(7)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, and the International Value Fund pays the Advisor a monthly management fee at the annual rate of 0.85% of the average daily net assets of the Fund.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses of the International Value Fund to ensure that its total annual fund operating expenses do not exceed 1.49% of the International Value Fund’s average daily net assets, through at least May 1, 2016, and subject thereafter to annual reapproval of the agreement by the Board. Prior to May 1, 2013, the expense limitation cap was 1.75%. For the period ended December 31, 2013, expenses of $88,037 were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the International Value Fund’s expense limitation cap, provided however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years. Also, any such reimbursement will be reviewed and approved by the Board. The operating expense limitation agreement can be terminated only by, or with consent of, the Board. The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2014	$147,089
May 31, 2015	164,889
May 31, 2016	143,894
December 31, 2016	88,037

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional shares are not subject to 12b-1 fees. During the year ended December 31, 2013, $747,890 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $275,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

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Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. For providing transfer agent services, ALPS receives a fee that is a base amount plus an annual fee based on the number of shareholders. For providing fund accounting services, ALPS receives fees, subject to a $550,000 annual minimum, at 0.04% of the average daily net assets up to $500 million, 0.03% of average daily net assets between $500 million and $1 billion, and 0.015% of the average daily net assets in excess of $1 billion. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries. Effective October 1, 2013, ALPS replaced U.S. Bancorp Fund Services, LLC as the International Value Fund’s transfer agent, fund accountant, and fund administrator.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Select Value Fund, Value Plus Fund, and Value Fund, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the year ended December 31, 2013, there were no Institutional Class expenses waived. This voluntary waiver/reimbursement may be discontinued at any time.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds. Prior to the International Value Fund’s reorganization, the Fund’s chief compliance officer was an employee of U.S. Bancorp Fund Services, LLC. During the period from June 1, 2013 through September 30, 2013 (prior to the Fund’s reorganization), the Fund paid $4,667 of the Chief Compliance Officer’s fee.

(8)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Select Value Fund, Value Plus Fund, and Value Fund that are redeemed or exchanged within 10 days (90 days for the International Value Fund) are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the period or year ended December 31, 2013 as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Investor Class	$618	$5,307	$560	$761
Institutional Class	—	688	50	—
Total	$618	$5,995	$610	$761

(9)	INVESTMENT TRANSACTIONS

During the period or year ended December 31, 2013, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government obligations.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$380,284,964	$502,776,177
Value Plus Fund	938,971,106	1,327,414,960
Value Fund	346,206,033	578,460,484
International Value Fund	6,713,114	4,148,517

(10)	FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the period or year ended December 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2013, are displayed in the table below.

				NET DEPRECIATION OF	NET TAX UNREALIZED
	TAX COST	GROSS UNREALIZED	GROSS UNREALIZED	FOREIGN CURRENCY	APPRECIATION
FUND	OF INVESTMENTS	APPRECIATION	DEPRECIATION	AND DERIVATIVES	ON INVESTMENTS
Select Value Fund	$548,298,889	$171,316,168	$(10,094,650)	$—	$161,221,518
Value Plus Fund	2,446,160,013	775,661,588	(74,298,298)	—	701,363,290
Value Fund	952,722,488	415,263,610	(91,762,477)	14,715	323,515,848
International Value Fund	28,325,079	3,711,536	(1,001,889)	309,375	3,019,022

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales and the mark-to-market of passive foreign investment companies.

34

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2013 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
Select Value Fund	$10,317,306	$91,859,108	$102,176,414
Value Plus Fund	60,384,168	264,142,226	324,526,394
Value Fund	38,352,546	95,160,497	133,513,043
International Value Fund	1,324,811	—	1,324,811

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2012 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
Select Value Fund	$3,479,935	$21,247,710	$24,727,645
Value Plus Fund	52,579,631	52,957,133	105,536,764
Value Fund	4,823,718	72,375,572	77,199,290

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2013 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
International Value Fund	$387,588	$—	$387,588

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2012 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
International Value Fund	$81,515	$—	$81,515

As of December 31, 2013, the components of distributable earnings (deficit) on a tax basis were as follows:

	(OVER)/UNDISTRIBUTED	ACCUMULATED	CAPITAL LOSS	UNREALIZED	OTHER CUMULATIVE
FUND	ORDINARY INCOME	CAPITAL GAINS	CARRYFORWARDS	APPRECIATION	TIMING DIFFERENCES	TOTAL
Select Value Fund	$—	$5,719,606	$—	$161,221,518	$339,606	$167,280,730
Value Plus Fund	6,098,850	9,121,695	—	701,363,290	—	716,583,835
Value Fund	1,711,878	25,166,372	—	323,515,848	(625)	350,393,473
International Value Fund	228,459	—	(1,197,534)	3,019,022	(310,199)	1,739,748

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the International Value Fund had pre-enactment unused capital loss carryovers which expire December 31, 2018 in the amount of $4,129. The International Value Fund has post-enactment losses that will be deferred to the next tax year; $936,341 in short-term losses and $257,064 in long-term losses.

(11)	FUND SHARE TRANSACTIONS

For the period or year ended December 31, 2013, fund share transactions were as follows:

Investor Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Shares issued	2,170,155	9,641,321	1,091,030	201,498
Reinvested distributions from net investment income & distributions from net realized gains on investments	2,050,628	5,029,175	2,509,942	119,425
Shares redeemed	(5,408,787)	(19,172,596)	(4,951,348)	(51,225)
Net increase (decrease) in Fund shares	(1,188,004)	(4,502,100)	(1,350,376)	269,698

Institutional Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	1,162,875	13,421,183	317,305
Reinvested distributions from net investment income & distributions from net realized gains on investments	949,889	3,870,066	186,733
Shares redeemed	(1,544,536)	(15,228,630)	(929,899)
Net increase (decrease) in Fund shares	568,228	2,062,619	(425,861)

35

For the year ended December 31, 2012, fund share transactions were as follows:

Investor Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	2,842,580	11,471,799	1,393,177
Reinvested distributions from net investment income & distributions from net realized gains on investments	597,403	2,070,880	1,713,750
Shares redeemed	(8,896,606)	(19,402,229)	(5,122,170)
Net increase (decrease) in Fund shares	(5,456,623)	(5,859,550)	(2,015,243)

Institutional Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	1,542,215	19,993,424	606,319
Reinvested distributions from net investment income & distributions from net realized gains on investments	245,280	1,436,665	148,523
Shares redeemed	(1,877,726)	(5,742,770)	(271,119)
Net increase (decrease) in Fund shares	(90,231)	15,687,319	483,723

For the year ended May 31, 2013, fund share transactions were as follows:

INTERNATIONAL VALUE FUND
Shares issued	623,969
Reinvested distributions from net investment income & distributions from net realized gains on investments	36,967
Shares redeemed	(156,500)
Net increase (decrease) in Fund shares	504,436

(12)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Select Value Fund, Value Plus Fund, and Value Funds; that is, the respective Fund held 5% or more of their outstanding voting securities during the year ended December 31, 2013. The International Value Fund had no transactions with affiliates during the same period.

SELECT VALUE FUND
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2013	PURCHASES	SALES	DECEMBER 31, 2013	DIVIDENDS	(LOSSES)
First Interstate Bancsystem, Inc. (Class A)	824,300	—	511,050	313,250	$179,828	$4,512,047
					$179,828	$4,512,047

VALUE PLUS FUND
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2013	PURCHASES	SALES	DECEMBER 31, 2013	DIVIDENDS	(LOSSES)
Albany International Corp. (Class A)	1,750,000	91,442	641,442	1,200,000	$937,305	$7,651,363
Analogic Corp.	850,000	—	625,083	224,917	217,500	23,125,123
Asset Acceptance Capital Corp.	2,753,559	—	2,753,559	—	—	(5,011,569)
Black Box Corp.	1,013,195	159,305	—	1,172,500	377,606	—
Briggs & Stratton Corp.	1,600,000	1,000,000	—	2,600,000	990,000	—
CDI Corp.	1,600,000	200,000	—	1,800,000	689,000	—
Centerstate Banks, Inc.	1,725,000	—	150,000	1,575,000	65,135	(452,604)
CONMED Corp.	1,800,000	—	400,000	1,400,000	1,101,250	3,907,921
CTS Corp.	2,375,000	225,000	20,157	2,579,843	370,069	120,762
Encore Wire Corp.	1,550,000	—	150,000	1,400,000	151,500	3,134,065
ESCO Technologies, Inc.	1,000,000	650,000	125,000	1,525,000	497,181	776,760
Federal Signal Corp.	6,150,000	15,000	330,800	5,834,200	—	(389,452)
Fred’s, Inc. (Class A)	3,000,000	100,000	—	3,100,000	738,000	—
FreightCar America, Inc.	1,100,000	25,000	150,000	975,000	256,500	(2,963,741)
Granite Construction, Inc.	2,158,500	516,500	25,000	2,650,000	1,339,000	(13,869)
Gulf Island Fabrication, Inc.	1,325,000	75,000	—	1,400,000	548,203	—
Harte-Hanks, Inc.	3,850,000	550,000	150,000	4,250,000	1,039,584	(1,053,351)
Heidrick & Struggles International, Inc.	1,675,000	100,000	—	1,775,000	679,250	—
Intrepid Potash, Inc.	1,875,000	3,850,000	225,000	5,500,000	—	(2,119,134)
Invacare Corp.	3,000,000	5,000	50,000	2,955,000	187,125	(399,672)
Mantech International Corp. (Class A)	900,000	475,000	—	1,375,000	1,018,500	—
Materion Corp.	1,900,000	50,000	—	1,950,000	602,500	—
Micrel, Inc.	3,550,000	300,000	—	3,850,000	548,625	—
Navigant Consulting, Inc.	2,850,000	—	—	2,850,000	—	—

36

VALUE PLUS FUND (CONTINUED)
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2013	PURCHASES	SALES	DECEMBER 31, 2013	DIVIDENDS	(LOSSES)
Park Electrochemical Corp.	1,575,000	100,000	—	1,675,000	$4,745,000	$—
PharMerica Corp.	2,500,000	450,000	661,909	2,288,091	—	3,817,300
Quanex Building Products Corp.	1,450,000	1,650,000	—	3,100,000	430,000	—
Regis Corp.	3,000,000	1,250,000	—	4,250,000	843,906	—
Renasant Corp.	1,700,000	25,000	50,678	1,674,322	1,164,385	555,707
Resources Connection, Inc.	2,650,000	550,000	—	3,200,000	775,500	—
StellarOne Corp.	1,625,000	—	—	1,625,000	617,500	—
Stone Energy Corp.	2,700,000	650,000	400,000	2,950,000	—	2,189,047
Superior Industries International, Inc.	1,600,000	—	275,000	1,325,000	270,500	(517,356)
Universal Forest Products, Inc.	1,100,000	125,000	100,000	1,125,000	476,250	1,031,292
Zep, Inc.	1,575,000	575,000	97,000	2,053,000	329,250	17,799
					$22,006,124	$33,406,391

VALUE FUND
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2013	PURCHASES	SALES	DECEMBER 31, 2013	DIVIDENDS	(LOSSES)
Accuray, Inc.	5,000,000	—	3,250,000	1,750,000	$—	$(3,612,398)
AgJunction, Inc.(a)	6,296,000	—	—	6,296,000	—	—
ALCO Stores, Inc.	380,400	—	—	380,400	—	—
Analysts International Corp.	478,000	—	478,000	—	—	(1,344,013)
BioClinica, Inc.	1,300,000	—	1,300,000	—	—	3,120,266
Cambrex Corporation	1,700,000	—	300,000	1,400,000	—	3,642,624
Computer Task Group, Inc.	1,000,000	—	398,668	601,332	145,967	7,244,869
CyberOptics Corp.	200,000	204,963	—	404,963	—	—
Digirad Corp.	1,800,000	—	—	1,800,000	90,000	—
Dynamics Research Corp.	818,400	—	—	818,400	—	—
FirstCity Financial Corp.	785,000	—	785,000	—	—	724,115
Golden Star Resources Ltd	17,167,136	6,240,514	3,407,650	20,000,000	—	(6,319,145)
Hooper Holmes, Inc.	6,615,000	—	—	6,615,000	—	—
Hudson Global, Inc.	2,906,941	93,059	—	3,000,000	—	—
Intersections, Inc.	1,232,109	—	1,232,109	—	524,840	62,487
Lakeland Industries, Inc.	374,500	—	374,500	—	—	(3,380,292)
Lantronix, Inc.	1,004,557	—	1,004,557	—	—	(3,150,853)
Lincoln Educational Services Corp.	2,200,000	185,000	84,531	2,300,469	604,166	(825,583)
Magnetek, Inc.	299,999	—	—	299,999	—	—
MFRI Inc.	576,000	—	309,070	266,930	—	1,438,363
Newpark Resources, Inc.	4,600,000	—	2,600,000	2,000,000	—	12,364,941
North Valley Bancorp	400,000	—	—	400,000	—	—
Northwest Pipe Co.	500,000	—	100,000	400,000	—	1,200,023
Official Payments Holdings, Inc.	1,600,000	—	1,600,000	—	—	3,505,455
Olympic Steel Inc.	544,317	155,683	200,000	500,000	49,652	100,835
PDI, Inc.	1,400,000	90,000	—	1,490,000	—	—
Perma-Fix Environmental Services, Inc.(b)	4,000,000	—	3,200,000	800,000	—	—
Pioneer Power Solutions, Inc	—	416,538	—	416,538	—	—
RCM Technologies, Inc.	1,100,000	—	—	1,100,000	—	—
Stanley Furniture Co., Inc.	—	750,000	—	750,000	—	—
StarTek, Inc.	1,400,000	—	—	1,400,000	—	—
Supreme Industries(c)	1,275,000	63,750	—	1,338,750	—	—
TRC Cos., Inc.	1,609,303	140,697	—	1,750,000	—	—
Trinity Biotech PLC (ADR)	1,410,000	—	410,000	1,000,000	264,545	3,757,552
U.S. Silver & Gold Inc.	3,000,000	2,000,000	5,000,000	—	—	(8,142,663)
Ultralife Corp.	772,772	227,228	1,000,000	—	—	(997,764)
United Insurance Holdings Corp.	925,200	224,800	73,541	1,076,459	138,000	583,074
Westell Technologies, Inc. (Class A)	4,800,000	—	1,222,238	3,577,762	—	2,005,075
					$1,817,170	$11,976,968

(a)	Formerly Hemisphere GPS, Inc.
(b)	1 for 5 Stock Split on 10/15/13.
(c)	Stock Dividend of 5.00% on 05/16/13.

(ADR) American Depositary Receipt.

37

(13)	FUND REORGANIZATION

On October 1, 2013, the Heartland International Value Fund (the “Predecessor Fund”), a series of Trust for Professional Managers, reorganized into the Heartland International Value Fund (the “New Fund”), a newly formed series of the Corporation. Shareholders of the Predecessor Fund received shares of the New Fund having the same aggregate net asset value as the shares of the Predecessor Fund they held on the date of the reorganization. The reorganization did not affect the value of a shareholder’s account in the Predecessor Fund. The reorganization was treated as a tax-free reorganization for federal income tax purposes.

(14)	NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Heartland Funds and Shareholders of Select Value Fund, Value Plus Fund, Value Fund and International Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Select Value Fund, Value Plus Fund, Value Fund and International Value Fund (four portfolios comprising Heartland Funds, hereafter referred to as the “Funds”) at December 31, 2013, the results of its operations for the year then ended, (period from June 1 to December 31, 2013 for the International Value Fund), the changes in its net assets for each of the two years in the period then ended, (period from June 1 to December 31, 2013 for the International Value Fund), and the financial highlights for each of the five years in the period then ended, (period from June 1 to December 31, 2013 for the International Value Fund), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the International Value Fund as of May 31, 2013 and for the year then ended, including the financial highlights for the three years then ended, were audited by other auditors whose report dated July 17, 2013 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Denver, Colorado

February 13, 2014

38

additional information

(unaudited)

FEDERAL INCOME TAX INFORMATION

In early 2014, shareholders received information regarding all distributions paid to them by the Funds during the calendar year 2013. The Funds hereby designate the following numbers as long-term capital gain distributions.

FUND	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND	international value fund
Long Term Capital Gains	$108,070,807	$318,067,154	$103,640,392	$—

The amounts above include $16,211,699, $53,924,928, and $8,479,895 of earnings and profits distributed to shareholders on redemptions for the Select Value Fund, Value Plus Fund, and Value Fund, respectively.

For the calendar year 2013, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

FUND	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND	international value fund
Qualified Dividend Income	100%	100%	25.76%	24.04%

The Funds intend to designate the maximum amount allowed as taxed at a rate of 15%.

The percentage of the total ordinary distributions paid during the calendar year ended December 31, 2013 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

FUND	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND	international value fund
Percentage	99.44%	100%	25.34%	0%

Pursuant to §853 of the Internal Revenue Code, the Heartland International Value Fund designates the following amounts as foreign taxes paid for the period June 1, 2013 through December 31, 2013. Foreign taxes paid for purposes of §853 may be less than actual foreign taxes paid for financial statement purposes.

Creditable Foreign Taxes Paid

$21,424

Portion of Ordinary Income Distribution derived from Foreign Sourced Income*

100%

*The Fund has not derived any income from ineligible foreign sources as defined under §901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

39

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During the Period(a)	Ratio During Period
FUND	7/1/13	12/31/13	7/1/13 - 12/31/13	7/1/13 - 12/31/13
Heartland Select Value Fund - Investor	$1,000.00	$1,167.70	$6.56	1.20%
Heartland Select Value Fund - Institutional	1,000.00	1,169.40	4.76	0.87
Heartland Value Plus Fund - Investor	1,000.00	1,221.40	6.38	1.14
Heartland Value Plus Fund - Institutional	1,000.00	1,223.20	4.71	0.84
Heartland Value Fund - Investor	1,000.00	1,213.90	5.69	1.02
Heartland Value Fund - Institutional	1,000.00	1,214.90	5.02	0.90
Heartland International Value Fund - Investor	1,000.00	1,122.70	7.97	1.49

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During the Period(a)	Ratio During Period
FUND	7/1/13	12/31/13	7/1/13 - 12/31/13	7/1/13 - 12/31/13
Heartland Select Value Fund - Investor	$1,000.00	$1,019.16	$6.11	1.20%
Heartland Select Value Fund - Institutional	1,000.00	1,020.82	4.43	0.87
Heartland Value Plus Fund - Investor	1,000.00	1,019.46	5.80	1.14
Heartland Value Plus Fund - Institutional	1,000.00	1,020.97	4.28	0.84
Heartland Value Fund - Investor	1,000.00	1,020.06	5.19	1.02
Heartland Value Fund - Institutional	1,000.00	1,020.67	4.58	0.90
Heartland International Value Fund - Investor	1,000.00	1,017.69	7.58	1.49

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www. heartlandfunds.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

40

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

(UNAUDITED)

information regarding executive officers & directors

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of Board members of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

				Number of
	Position(s)	Term of office	Principal	Heartland Funds	Other
	held with the	and length	occupations during	overseen by	Directorships
INdependent directors:	Corporation	of time served(1)	past five years:	Director	held by Director(2)

Robert A. Rudell Date of Birth: 9/48	Chairman of the Board and Director	Director since 2/05; Chairman of the Board since 1/06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	4	Director, Medtox Scientific, Inc., April 2002 to July 2012; Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).

Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	4	None

Michael D. Dunham Date of Birth: 7/45	Director	Since 1/04	President, DGA Real Estate, LLC, since January 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Chairman/Owner, Work Wise, LLC, since 2001; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	4	Director, BioForce Nanosciences Holdings, Inc., September 2007 to December 2009; Chairman, Merge Healthcare, Inc. (formerly Merge Technologies, Inc.) May 2006 to June 2008.

Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Managing Partner, NorthRock Partners, LLC, October 2013 to present; Managing Director, NorthRock Partners, a Private Wealth Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	4	None

Kenneth A. Kavajecz Date of Birth: 3/66	Director	Since 2/08	Dean of the Martin J. Whitman School of Management at Syracuse University, since July 2013; Chair of Finance Department, University of Wisconsin-Madison, July 2012 to June 2013; Professor of Finance – Wisconsin Alumni Chair in Investments, University of Wisconsin-Madison, September 2011 to June 2013; Associate Professor of Finance, University of Wisconsin-Madison, April 2004 to September 2011; Associate Dean of Undergraduate Program, University of Wisconsin- Madison, August 2008 to August 2011; Associate Dean of Masters Programs, University of Wisconsin-Madison, July 2006 to August 2011; Assistant Professor of Finance, June 2003 to April 2004; Assistant Professor, The Wharton School, February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	4	None

41

Number of
	Position(s)	Term of office	Principal	Heartland Funds	Other
	held with the	and length	occupations during	overseen by	Directorships
INTERESTED DIRECTORS AND OFFICERS:	Corporation	of time served(1)	past five years:	Director	held by Director(2)

William (“Bill”) J. Nasgovitz(3)(4) Date of Birth: 10/44	President and Director	Since 12/84	Chairman, Chief Investment Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Director, Heartland Advisors, Inc., since April 2008; President and Chief Executive Officer, Heartland Advisors, Inc., 1982 to 2012.	4	None

William (“Will”) R. Nasgovitz(4) Date of Birth: 4/78	Chief Executive Officer	Since 5/12	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., November 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	N/A	N/A

Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary; Heartland Group, Inc.; May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A

Vinita K. Paul Date of Birth: 8/79	Vice President and Chief Compliance Officer	Since 8/08	General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

Katherine M. Jaworski Date of Birth: 11/70	Vice President and Secretary	Since 6/11	Vice President and Investment Operations Manager of Heartland Advisors, Inc. since January 2004; Principal Accounting Officer and Treasurer, Heartland Group, Inc.; May 2010 to June 2011; Assistant Secretary, Heartland Group, Inc., November 2008 to May 2010. Employed by Heartland Advisors, Inc. in other capacities since April 1999.	N/A	N/A

Paul T. Beste Date of Birth: 1/56	Vice President and Assistant Secretary; Anti-Money Laundering Officer	Since 5/10 Since 11/02	Director, Heartland Advisors, Inc., since April 2008; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; Secretary, Heartland Group, Inc., November 2005 to May 2010; Principal Accounting Officer, Heartland Group, Inc., December 2009 to May 2010; Interim Treasurer and Principal Accounting Officer, Heartland Group, Inc., September 2008 to December 2008; Secretary and Treasurer, Heartland Value Manager, LLC, August 2000 to April 2011; employed by Heartland Advisors, Inc., in other capacities since 1997.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor.
(4)	William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, Michael D. Dunham, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the Audit Committee, and Mr. Dunham serves as chairman of the Nominating Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended December 31, 2013.

The Nominating Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating Committee has adopted a written charter. The Nominating Committee had one meeting during the twelve months ended December 31, 2013.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

42

DEFINITIONS AND DISCLOSURES

(UNAUDITED)

Growth and value investing each have their own unique risks and potential for rewards and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

Security valuations are based on Heartland Advisors’ estimates as calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations.

10 Principles of Value Investing™ consist of the following criteria for selecting securities: (1) catalyst for recognition; (2) low price in relation to earnings; (3) low price in relation to cash flow; (4) low price in relation to book value; (5) financial soundness; (6) positive earnings dynamics; (7) sound business strategy; (8) capable management and insider ownership; (9) value of company; and (10) positive technical analysis.

Book Value is the sum of all of a company’s assets, minus its liabilities.

Cyclical Stocks cover Basic Materials, Capital Goods, Communications, Consumer Cyclical, Energy, Financial, Health Care, Technology, and Transportation which tend to react to a variety of market conditions that can send them up or down and often relate to business cycles.

Defensive Stocks include Utilities and Consumer staples. These companies usually don’t suffer as much in a market downturn as they relate to basic needs.

Dividend Payout Ratio is the percentage of dividend earnings paid to shareholders. It is calculated by dividing yearly dividend per share by earnings per share.

Earnings Per Share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock.

Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis.

Price/Book Value Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow Ratio represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio (P/E) of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Quantitative Easing is a government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market.

Real Estate Investment Trust (REIT) is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

US Capacity Utilization is calculated for the manufacturing, mining, and electric and gas utilities industries. For a given industry, the utilization rate is equal to an output index divided by a capacity index. Output is measured by seasonally adjusted indexes of industrial production. The capacity indexes attempt to capture the concept of sustainable practical capacity, which is defined as the greatest level of output that a plant can maintain within the framework of a realistic work schedule, taking account of normal downtime, and assuming sufficient availability of inputs to operate the machinery and equipment in place.

Morgan Stanley Capital International (MSCI) All Country World Index ex USA Small Cap Value is a market capitalization weighted total return index measured in U.S. dollars based on share prices and reinvested net dividends that is designed to measure the equity market performance of the small cap value segments of developed and emerging markets, excluding the U.S. The index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

NASDAQ Composite Index is a market capitalization weighted index of the performance of domestic and international common stocks listed on The NASDAQ Stock Market including over 2,800 securities.

Russell 2000® Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations.

Russell 2000® Growth Index measures the performance of those Russell 2000®  companies  with  higher  price-to-book ratios  and higher  forecasted growth characteristics.

Russell  2000®  Value  Index  measures  the performance of  those  Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth characteristics.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth characteristics.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark.

TOPIX Index, also known as the Tokyo Stock Price Index, is a capitalization weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The index is supplemented by the sub indices of the 33 industry sectors. The index calculation excludes temporary issues and preferred stocks, and has a base value of 100 as of January 4, 1968.

All indices are unmanaged. It is not possible to invest directly in an index.

43

Calendar Year Annual Returns (%)

	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990	1991	1992	1993	1994	1995	1996
Russell 2000® Growth Index	50.84	52.26	-9.24	20.98	20.13	-15.83	30.97	3.58	-10.48	20.37	20.17	-17.41	51.19	7.77	13.37	-2.43	31.04	11.26
Russell 2000® Value Index	35.38	25.39	14.85	28.52	38.64	2.27	31.01	7.41	-7.11	29.47	12.43	-21.77	41.70	29.14	23.77	-1.54	25.75	21.37

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	12.95	1.23	43.09	-22.43	-9.23	-30.26	48.54	14.31	4.15	13.35	7.05	-38.54	34.47	29.09	-2.91	14.59	43.30
	31.78	-6.45	-1.49	22.83	14.02	-11.43	46.03	22.25	4.71	23.48	-9.78	-28.92	20.58	24.50	-5.50	18.05	34.52

Source: Copyright 2013 FactSet Research Systems Inc., FactSet Fundamentals. All rights reserved.

44

INTENTIONALLY LEFT BLANK

INTENTIONALLY LEFT BLANK

Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We remain focused on discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s nearly 300 years of experience to uncover out-of-favor, financially sound and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s

10 Principles of Value Investing TM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com. Please read the prospectus carefully before investing.

HLF873/0814

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

A copy of the Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Heartland Funds, 789 North Water Street, Milwaukee, WI 53202, (888) 505-5180.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dale J. Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The principal accounting fees disclosed below in items 4(a) through 4(d) and 4(g) (“Fees”) for the current fiscal year represent those Fees contractually agreed to between the registrant and principal accountant. However, such Fees could be increased due to overages not anticipated at the time of the engagement by the principal account and/or the registrant. Any changes to the prior fiscal year’s Fees, if any, are a result of such overages not applied to the registrant until after the filing deadline imposed by Form N-CSR.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds $119,240 were for the fiscal year ended December 31, 2013 and $86,000 for the fiscal year ended December 31, 2012.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $4,115 for the fiscal year ended December 31, 2013 and $0 for the fiscal year ended December 31, 2012.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $33,000 for the fiscal year ended December 31, 2013 and $28,818 for the fiscal year ended December 31, 2012.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2013 and $0 for the fiscal year ended December 31, 2012.

4(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

4(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

4(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

4(g) The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were $16,500 for the fiscal year ended December 31, 2013 and $0 for the fiscal year ended December 31, 2012.

4(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
Chief Executive Officer

Date:	February 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
Chief Executive Officer

Date:	February 21, 2014

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	February 21, 2014